UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10041

JNL Investors Series Trust
(Exact name of registrant as specified in charter)

1 Corporate Way, Lansing, Michigan			48951
(Address of principal executive offices)			(Zip code)

225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606
(Mailing address)

Steven J. Fredricks Jackson National Asset Management, LLC 225 West Wacker Drive, Suite 1200 Chicago, Illinois 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 338-5800

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.  Report to Shareholders.

ANNUAL REPORT

December 31, 2014

• JNL® Investors Series Trust

This report is for the general information of qualified and non-qualified plan participants, as well as contract/policyowners of the PerspectiveSM, Perspective II®, Perspective AdvisorsSM, Perspective Advisors IISM, PerspectiveSM L Series, CuriangardSM, Perspective AdvantageSM, Perspective Focus®, Perspective Investor VUL®, Ultimate Investor® VUL, Jackson AdvisorSM VUL, Defined Strategies®, Fifth Third Perspective, Retirement Latitudes®, Perspective (New York), Perspective II (New York), Perspective Advisors II (New York), Perspective L Series (New York), Curiangard (New York), Perspective Advisors (New York), Perspective Focus (New York) and Perspective Investor VUL (New York). Not all the portfolios are available in all of the products. Jackson® is the marketing name for Jackson National Life Insurance Company® (Home Office: Lansing, Michigan) and Jackson National Life Insurance Company of New York® (Home Office: Purchase, New York).

JNL/PPM America Funds
PPM America, Inc. (Unaudited)

Market Summary: U.S. fixed income performed resiliently during the year, and in stark contrast with 2013, higher quality credits generally outperformed lower quality segments. For instance, the Barclays U.S. Aggregate Bond Index advanced 5.97%, and the Barclays U.S. Corporate Investment Grade Index gained 7.46%, while the Bank of America ("BofA") Merrill Lynch U.S. High Yield Master II Index returned 2.51%, and the S&P/LSTA Leveraged Loan Index delivered 1.60%. For most of the year, interest rates drifted lower, aiding higher quality fixed income's performance. Compared to 2013 year end, five and 10-year U.S. Treasury yields ended -10 basis points ("bps") and -87 bps lower, respectively.

Slowing global growth, heightened geopolitical tensions, fears of deflation and plummeting oil prices were among the factors that contributed to investors' demand for the relative safety of U.S. Treasuries. These issues pressured Treasury yields downward despite the conclusion of quantitative easing, improving U.S. economic health and the anticipation of an increase in the federal funds rate in the coming year. However, in December third quarter gross domestic product was revised upward to 5%, the biggest quarterly gain since 2006, reinforcing previous indications of domestic economic improvement and encouraging short term rates upward.

Though low interest rates provided a favorable tailwind for U.S. fixed income assets, corporate bond yields failed to follow Treasury yields lower, resulting in wider credit spreads. Investment grade and high yield corporate credit spreads increased 14 bps and 104 bps, respectively, during the year as measured by Barclays U.S. Credit Index and BofA Merrill Lynch U.S. High Yield Master II Index. High yield spread widening was exacerbated by a structural reduction in market liquidity, which diminished broker dealers' ability to behave as market makers. While wider spreads reflected investors' more cautious sentiment toward risk, many credit supportive themes remained prevalent during the year. These included reasonable corporate credit metrics, low borrowing costs and the absence of a material increase in defaults.

JNL/PPM America Low Duration Bond Fund

Portfolio Composition†:

Financials	30.4%
Non-U.S. Government Agency ABS	28.5
Government Securities	13.4
U.S. Government Agency MBS	3.4
Consumer Discretionary	3.4
Health Care	3.2
Consumer Staples	3.2
Industrials	2.8
Materials	2.1
Utilities	1.7
Telecommunication Services	1.3
Information Technology	0.7
Energy	0.2
Short Term Investments	5.7
Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/PPM America Low Duration Bond Fund outperformed its benchmark by posting a return of 0.88% for

Class A shares, compared to 0.77% for the Barclays 1-3 Year U.S. Government/Credit Index.

The investment results were positively impacted primarily by an overweight to corporate bonds and, to a lesser degree, exposure to asset, commercial mortgage and mortgage backed securities. Though broad investment grade and high yield corporate credit spreads ended the year wider, the Fund's allocation to these asset classes positively contributed to performance results. The Fund's underexposure to shorter dated U.S. Treasuries also supported relative outperformance, as front end Treasury yields rose during the year in response to better economic data readings. Furthermore, in light of heightened global uncertainties, demand for short term fixed income strategies was robust, and despite U.S. economic progress, the U.S. Federal Reserve ("Fed") refrained from raising the Fed funds rate.

We expect moderate U.S. growth, in the 2-3% range, to persist over the next twelve months and that inflation is likely to remain muted, particularly given the sharp decline in oil prices. Our view is that shorter dated interest rates are biased upward in the coming year; however, we do not anticipate a material acceleration. Although U.S. economic data continues to improve, we think that the Fed will take stagnant global growth and ongoing geopolitical risks into consideration and exercise caution when it begins its tightening cycle. Furthermore, we think that the aforementioned issues can help support demand for the asset class, as ensuing volatility can be reasonably expected to materialize. We anticipate remaining overweight in credit securities, rather than Treasuries. Specifically, we have trimmed down our asset backed securities and Treasury positions in favor of corporates, as valuations (i.e., credit spreads) are slightly more attractive, and credit fundamentals remain healthy. We are also closely monitoring the dislocations in the high yield market and may selectively add credits with compelling risk/return potential at attractive entry points.

JNL/PPM America Total Return Fund

Portfolio Composition†:

Financials	26.4%
U.S. Government Agency MBS	17.3
Government Securities	11.2
Energy	7.2
Consumer Discretionary	5.7
Non-U.S. Government Agency ABS	5.6
Health Care	4.4
Materials	3.9
Utilities	3.4
Industrials	3.0
Telecommunication Services	2.8
Consumer Staples	1.5
Information Technology	1.3
Short Term Investments	6.3
Total Investments	100.0%

†Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/PPM America Total Return Fund outperformed its benchmark by posting a return of 6.06% for Class A shares,

compared to 5.97% for the Barclays U.S. Aggregate Bond Index. The Fund also outperformed its Morningstar peer group average return of 5.85%, placing it in the 20th percentile of the U.S. Open Ended Intermediate Term Bond category.

Though broad credit spreads widened during the year, the Fund outperformed relative to the index. This was primarily due to the Fund's individual security selection within its overweight to corporate bonds. Within corporates, the Fund's allocation to high yield bonds detracted from results, whereas banking and health care were strong contributors. Performance was also positively influenced by the Fund's underexposure to shorter dated U.S. Treasuries, as front end yields rose during 2014 in response to improving U.S. economic data. Underweight positioning to mortgage-backed securities, sovereigns, and agency debt negatively impacted performance.

We are optimistic toward the U.S. economic growth outlook over the next twelve to twenty-four months; however, we are also cognizant of potential reverberations from various international factors, including slowing global growth and diverging central bank policies. While we think that firmer U.S. economic data could pave the way for the U.S. Federal Reserve to begin its tightening cycle, we believe that, in order to avoid derailing economic progress, it will likely exercise caution in doing so. Although total return potential is likely to be relatively subdued over the coming year, we believe there is modest room for spread tightening. As a result, we are maintaining our overweight to corporates and underweight to Treasuries, as we think the fundamental credit environment is still supportive. Within the corporate space, we have increased our positioning in the pharmaceutical sector, as merger and acquisition activity and shareholder activism have resulted in compelling valuations for certain credits. Furthermore, we are closely monitoring the dislocations and opportunities within high yield corporates and could selectively add those credits we find compelling.

JNL/PPM America Funds (continued)
PPM America, Inc. (Unaudited)

JNL/PPM America Low Duration Bond Fund

Average Annual Total Returns
1 Year	0.88%
Since Inception	1.00%
(Inception date September 16, 2013)

JNL/PPM America Total Return Fund

Average Annual Total Returns
1 Year	6.06%
5 Year	7.52%
Since Inception	9.68%
(Inception date December 29, 2008)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

JNL/PPM America Funds
PPM America, Inc. (Unaudited)

Market Summary: U.S. fixed income performed resiliently during the year, and in stark contrast with 2013, higher quality credits generally outperformed lower quality segments. For instance, the Barclays U.S. Aggregate Bond Index advanced 5.97%, and the Barclays U.S. Corporate Investment Grade Index gained 7.46%, while the Bank of America (“BofA”) Merrill Lynch U.S. High Yield Master II Index returned 2.51%, and the S&P/LSTA Leveraged Loan Index delivered 1.60%. For most of the year, interest rates drifted lower, aiding higher quality fixed income’s performance. Compared to 2013 year end, five and 10-year U.S. Treasury yields ended -10 basis points (“bps”) and -87 bps lower, respectively.

Slowing global growth, heightened geopolitical tensions, fears of deflation and plummeting oil prices were among the factors that contributed to investors’ demand for the relative safety of U.S. Treasuries. These issues pressured Treasury yields downward despite the conclusion of quantitative easing, improving U.S. economic health and the anticipation of an increase in the federal funds rate in the coming year. However, in December third quarter gross domestic product was revised upward to 5%, the biggest quarterly gain since 2006, reinforcing previous indications of domestic economic improvement and encouraging short term rates upward.

Though low interest rates provided a favorable tailwind for U.S. fixed income assets, corporate bond yields failed to follow Treasury yields lower, resulting in wider credit spreads. Investment grade and high yield corporate credit spreads increased 14 bps and 104 bps, respectively, during the year as measured by Barclays U.S. Credit Index and BofA Merrill Lynch U.S. High Yield Master II Index. High yield spread widening was exacerbated by a structural reduction in market liquidity, which diminished broker dealers’ ability to behave as market makers. While wider spreads reflected investors’ more cautious sentiment toward risk, many credit supportive themes remained prevalent during the year. These included reasonable corporate credit metrics, low borrowing costs and the absence of a material increase in defaults.

JNL/PPM America Low Duration Bond Fund

Portfolio Composition†:
Financials	30.4%
Non-U.S. Government Agency ABS	28.5
Government Securities	13.4
U.S. Government Agency MBS	3.4
Consumer Discretionary	3.4
Health Care	3.2
Consumer Staples	3.2
Industrials	2.8
Materials	2.1
Utilities	1.7
Telecommunication Services	1.3
Information Technology	0.7
Energy	0.2
Short Term Investments	5.7
Total Investments	100.0%

† Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/PPM America Low Duration Bond Fund outperformed its benchmark by posting a return of 0.88% for Class A shares, compared to 0.77% for the Barclays 1-3 Year U.S. Government/Credit Index.

The investment results were positively impacted primarily by an overweight to corporate bonds and, to a lesser degree, exposure to asset, commercial mortgage and mortgage backed securities. Though broad investment grade and high yield corporate credit spreads ended the year wider, the Fund’s allocation to these asset classes positively contributed to performance results. The Fund’s underexposure to shorter dated U.S. Treasuries also supported relative outperformance, as front end Treasury yields rose during the year in response to better economic data readings. Furthermore, in light of heightened global uncertainties, demand for short term fixed income strategies was robust, and despite U.S. economic progress, the U.S. Federal Reserve (“Fed”) refrained from raising the Fed funds rate.

We expect moderate U.S. growth, in the 2-3% range, to persist over the next twelve months and that inflation is likely to remain muted, particularly given the sharp decline in oil prices. Our view is that shorter dated interest rates are biased upward in the coming year; however, we do not anticipate a material acceleration. Although U.S. economic data continues to improve, we think that the Fed will take stagnant global growth and ongoing geopolitical risks into consideration and exercise caution when it begins its tightening cycle. Furthermore, we think that the aforementioned issues can help support demand for the asset class, as ensuing volatility can be reasonably expected to materialize. We anticipate remaining overweight in credit securities, rather than Treasuries. Specifically, we have trimmed down our asset backed securities and Treasury positions in favor of corporates, as valuations (i.e., credit spreads) are slightly more attractive, and credit fundamentals remain healthy. We are also closely monitoring the dislocations in the high yield market and may selectively add credits with compelling risk/return potential at attractive entry points.

JNL/PPM America Total Return Fund

Portfolio Composition†:
Financials	26.4%
U.S. Government Agency MBS	17.3
Government Securities	11.2
Energy	7.2
Consumer Discretionary	5.7
Non-U.S. Government Agency ABS	5.6
Health Care	4.4
Materials	3.9
Utilities	3.4
Industrials	3.0
Telecommunication Services	2.8
Consumer Staples	1.5
Information Technology	1.3
Short Term Investments	6.3
Total Investments	100.0%

† Total Investments as of December 31, 2014

Portfolio Manager Commentary: For the year ended December 31, 2014, JNL/PPM America Total Return Fund outperformed its benchmark by posting a return of 6.06% for Class A shares, compared to 5.97% for the Barclays U.S. Aggregate Bond Index. The Fund also outperformed its Morningstar peer group average return of 5.85%, placing it in the 20th percentile of the U.S. Open Ended Intermediate Term Bond category.

Though broad credit spreads widened during the year, the Fund outperformed relative to the index. This was primarily due to the Fund’s individual security selection within its overweight to corporate bonds. Within corporates, the Fund’s allocation to high yield bonds detracted from results, whereas banking and health care were strong contributors. Performance was also positively influenced by the Fund’s underexposure to shorter dated U.S. Treasuries, as front end yields rose during 2014 in response to improving U.S. economic data. Underweight positioning to mortgage-backed securities, sovereigns, and agency debt negatively impacted performance.

We are optimistic toward the U.S. economic growth outlook over the next twelve to twenty-four months; however, we are also cognizant of potential reverberations from various international factors, including slowing global growth and diverging central bank policies. While we think that firmer U.S. economic data could pave the way for the U.S. Federal Reserve to begin its tightening cycle, we believe that, in order to avoid derailing economic progress, it will likely exercise caution in doing so. Although total return potential is likely to be relatively subdued over the coming year, we believe there is modest room for spread tightening. As a result, we are maintaining our overweight to corporates and underweight to Treasuries, as we think the fundamental credit environment is still supportive. Within the corporate space, we have increased our positioning in the pharmaceutical sector, as merger and acquisition activity and shareholder activism have resulted in compelling valuations for certain credits. Furthermore, we are closely monitoring the dislocations and opportunities within high yield corporates and could selectively add those credits we find compelling.

JNL/PPM America Low Duration Bond Fund

Average Annual Total Returns
1 Year	0.88%
Since Inception (Inception date September 16, 2013)	1.00%

JNL/PPM America Total Return Fund

Average Annual Total Returns
1 Year	6.06%
5 Year	7.52%
Since Inception (Inception date December 29, 2008)	9.68%

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but not do not reflect the deduction of insurance charges.

JNL Investors Series Trust

Schedules of Investments

December 31, 2014

	Shares/ Par†	Value
JNL/PPM America Low Duration Bond Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 29.9%
AEP Texas Central Transition Funding III LLC
0.88%, 12/01/17	$645,070	$644,621
1.98%, 06/01/20	1,250,000	1,248,079
American Express Credit Account Master Trust
0.99%, 08/17/15	3,300,000	3,306,795
0.77%, 10/15/15	5,100,000	5,101,504
1.26%, 06/15/17	1,340,000	1,337,106
American Express Issuance Trust II, 0.61%, 03/15/18 (a)	1,105,000	1,099,682
AmeriCredit Automobile Receivables Trust
1.78%, 05/08/15	525,000	526,622
2.67%, 12/08/15	330,000	334,033
1.12%, 01/08/16	1,210,000	1,213,779
2.85%, 08/08/16	555,590	557,137
4.20%, 11/08/16	183,000	184,126
2.86%, 01/09/17	775,466	779,580
1.31%, 11/08/17	1,423,000	1,427,424
0.96%, 04/09/18	400,000	400,477
1.79%, 03/08/19	1,825,000	1,822,536
2.38%, 06/10/19	219,000	220,872
Bank of America Credit Card Trust, 5.17%, 06/15/19	1,500,000	1,620,637
Bank of The West Auto Trust, 1.65%, 10/15/18 (b)	1,022,000	1,020,098
Bear Stearns Commercial Mortgage Securities REMIC
5.74%, 09/11/17 (a)	489,000	534,911
5.69%, 06/11/50 (a)	2,737,000	2,969,440
Bear Stearns Commercial Mortgage Securities Trust REMIC, 5.47%, 01/12/45 (a)	1,079,831	1,156,939
California Republic Auto Receivables Trust
1.09%, 04/17/17	2,500,000	2,496,252
1.23%, 10/16/17	2,179,572	2,187,464
1.57%, 08/15/18	3,000,000	2,991,825
1.79%, 10/15/18	1,458,000	1,458,464
Capital One Multi-Asset Execution Trust
0.96%, 11/15/16	5,000,000	4,980,940
1.48%, 09/15/17	3,000,000	3,001,191
CarMax Auto Owner Trust
2.08%, 03/15/18	585,000	593,267
0.97%, 04/16/18	3,000,000	3,006,273
1.91%, 03/15/19	200,000	201,017
1.16%, 06/17/19	1,826,000	1,819,673
Centerpoint Energy Transition Bond Co. III LLC, 4.19%, 02/01/17	544,624	560,027
CenterPoint Energy Transition Bond Co. IV LLC, 0.90%, 04/15/17	6,523,135	6,532,535
Chase Issuance Trust
0.41%, 02/15/17 (a)	5,000,000	4,968,310
0.62%, 02/15/17 (a)	3,000,000	2,982,438
1.58%, 08/15/19	500,000	489,347
REMIC, 1.36%, 05/15/15 (a)	500,000	501,760
Chrysler Capital Auto Receivables Trust, 0.83%, 09/17/18 (b)	3,296,000	3,292,229
Citibank Credit Card Issuance Trust
1.02%, 02/22/17	8,000,000	7,971,584
5.50%, 03/24/17	1,375,000	1,390,108
Citigroup Commercial Mortgage Trust REMIC, 5.43%, 10/15/49	4,000,000	4,235,320
Citigroup/Deutsche Bank Commercial Mortgage Trust REMIC, 5.23%, 10/15/15 (a)	2,102,000	2,157,283
CNH Equipment Trust
2.04%, 10/17/16	547,876	548,193
1.01%, 02/15/17	6,625,000	6,599,149
0.99%, 11/15/18	1,960,000	1,944,540
1.50%, 05/15/20	325,000	323,515
COMM Mortgage Trust REMIC, 0.72%, 09/10/17	875,607	872,971
Credit Suisse First Boston Mortgage Securities Corp. REMIC, 5.58%, 05/15/36 (a)	240,671	242,352
Dell Equipment Finance Trust
0.94%, 06/22/20 (b)	290,000	289,700
1.36%, 06/22/20 (b)	100,000	99,891
Discover Card Execution Note Trust
0.61%, 11/16/15 (a)	1,200,000	1,198,757
1.04%, 10/17/16	5,000,000	4,994,460
1.39%, 10/16/17	2,000,000	1,996,118
Ford Credit Auto Owner Trust
3.21%, 04/15/15	119,000	120,012
2.27%, 10/15/15	2,000,000	2,022,334
1.95%, 04/15/18	1,549,000	1,546,010
1.54%, 03/15/19	2,500,000	2,487,077
1.71%, 05/15/19	415,000	415,875
1.90%, 09/15/19	185,000	185,549
1.97%, 04/15/20	553,000	551,424
Ford Credit Floorplan Master Owner Trust
1.50%, 09/15/16	1,000,000	1,008,261
1.20%, 02/15/17	3,111,000	3,102,753
GE Equipment Midticket LLC
0.95%, 04/22/16	2,000,000	2,005,554
1.14%, 05/22/18	3,000,000	2,998,149
GE Equipment Small Ticket LLC, 1.39%, 11/25/16 (b)	3,520,000	3,545,238
GE Equipment Transportation LLC
0.92%, 09/24/16	850,000	851,839
0.97%, 04/23/17	1,112,000	1,111,039
1.23%, 04/24/17	515,000	513,139
1.30%, 08/24/17	5,000,000	5,005,565
1.48%, 01/23/18	801,000	800,415
GreatAmerica Leasing Receivables Funding LLC
0.61%, 11/15/15 (b)	1,676,435	1,676,539
0.78%, 12/15/15 (b)	1,105,732	1,106,616
1.16%, 12/15/16 (b)	1,458,000	1,461,469
0.89%, 01/15/17 (b)	3,846,000	3,843,981
1.47%, 01/15/18 (b)	545,000	542,484
Harley-Davidson Motorcycle Trust, 1.31%, 03/15/15	4,680,705	4,688,957
Huntington Auto Trust
1.71%, 12/15/15	200,000	201,556
1.07%, 06/15/16	275,000	275,381
Hyundai Auto Receivables Trust
1.35%, 04/15/17	300,000	299,773
2.10%, 06/15/17	2,148,000	2,174,390
1.39%, 03/15/18	395,000	395,880
0.79%, 07/16/18	1,935,000	1,932,428
0.90%, 12/17/18	2,988,000	2,979,616
John Deere Owner Trust, 1.07%, 11/15/17	3,500,000	3,487,354
JPMorgan Mortgage Trust REMIC, 3.00%, 10/25/26 (a) (b)	2,422,211	2,486,550
LB-UBS Commercial Mortgage Trust REMIC, 5.06%, 09/15/40 (a)	575,000	585,445
MMCA Auto Owner Trust
1.57%, 08/15/17 (b)	258,851	260,069
1.21%, 12/16/19 (b)	3,405,000	3,404,762
Morgan Stanley Capital I Trust REMIC
5.91%, 07/11/17 (a)	2,422,047	2,634,175
5.33%, 11/12/41	2,493,596	2,637,040

See accompanying Notes to Financial Statements.

	Shares/ Par†	Value
5.65%, 06/11/42 (a)	4,000,000	4,355,156
4.99%, 06/12/47 (a)	535,000	542,683
Sierra Receivables Funding Co. LLC, 2.38%, 03/20/29 (b)	1,350,838	1,363,045
Sierra Timeshare Receivables Funding LLC
3.37%, 02/20/21 (b)	729,175	743,615
3.51%, 11/20/25 (b)	531,333	538,117
Springleaf Mortgage Loan Trust REMIC, 1.87%, 09/25/57 (a) (b)	2,044,145	2,038,812
Volvo Financial Equipment LLC, 0.82%, 04/16/18 (b)	2,332,000	2,327,679
Wachovia Bank Commercial Mortgage Trust REMIC, 5.42%, 07/15/41 (a)	1,761,418	1,762,929
Wells Fargo Mortgage Backed Securities Trust REMIC, 2.62%, 12/25/34 (a)	596,066	603,284
Westlake Automobile Receivables Trust, 1.12%, 07/15/15 (b)	1,808,242	1,810,144
World Omni Auto Receivables Trust, 1.49%, 04/15/16	565,000	568,051
Total Non-U.S. Government Agency Asset-Backed Securities (cost $187,050,097)		186,431,564
CORPORATE BONDS AND NOTES - 51.4%
CONSUMER DISCRETIONARY - 3.5%
Dollar General Corp., 1.88%, 04/15/18 (c)	2,000,000	1,932,582
GLP Capital LP, 4.38%, 11/01/18 (c)	1,037,000	1,060,333
Home Depot Inc., 2.00%, 06/15/19	3,500,000	3,508,578
MGM Resorts International, 6.63%, 07/15/15	2,000,000	2,035,000
Time Warner Cable Inc., 6.75%, 07/01/18	4,500,000	5,160,946
Toll Brothers Finance Corp., 4.00%, 12/31/18	2,077,000	2,082,193
Toyota Motor Credit Corp.
1.13%, 05/16/17	2,000,000	1,993,176
2.13%, 07/18/19	2,000,000	2,005,930
Unitymedia Hessen GmbH & Co. KG, 7.50%, 03/15/19 (b)	2,000,000	2,100,000
		21,878,738
CONSUMER STAPLES - 3.4%
Altria Group Inc., 2.63%, 01/14/20	2,500,000	2,507,257
Bunge Ltd. Finance Corp., 5.10%, 07/15/15	3,232,000	3,302,458
Church & Dwight Co. Inc., 2.45%, 12/15/19	2,000,000	1,998,946
ConAgra Foods Inc., 1.30%, 01/25/16	3,000,000	2,999,976
Kimberly-Clark Corp., 1.90%, 05/22/19	2,500,000	2,483,185
Kroger Co.
0.76%, 10/17/16 (a)	1,000,000	998,377
1.20%, 10/17/16	2,844,000	2,838,585
Mondelez International Inc., 2.25%, 02/01/19	2,500,000	2,489,733
WM Wrigley Jr. Co.
1.40%, 10/21/16 (b)	909,000	909,990
2.00%, 10/20/17 (b)	468,000	471,410
		20,999,917
ENERGY - 0.2%
Transocean Inc., 5.05%, 12/15/16 (d)	1,500,000	1,507,619
FINANCIALS - 31.9%
Abbey National Treasury Services Plc, 2.35%, 09/10/19	2,308,000	2,300,229
ABN AMRO Bank NV, 4.25%, 02/02/17 (b)	5,000,000	5,268,300
AerCap Ireland Capital Ltd., 2.75%, 05/15/17 (b)	1,698,000	1,664,040
Ally Financial Inc.
4.63%, 06/26/15	1,250,000	1,259,375
2.75%, 01/30/17	1,500,000	1,495,320
American Express Credit Corp.
0.74%, 07/29/16 (a)	500,000	501,873
1.13%, 06/05/17	3,000,000	2,991,678
Ameriprise Financial Inc., 5.65%, 11/15/15	1,391,000	1,447,305
Bank of America Corp.
3.63%, 03/17/16	655,000	673,528
6.00%, 09/01/17	3,000,000	3,308,181
2.00%, 01/11/18	963,000	962,268
2.60%, 01/15/19	537,000	541,176
Bank of America NA, 5.30%, 03/15/17	750,000	805,670
Bank of Montreal, 2.38%, 01/25/19	1,600,000	1,615,378
Bank of Nova Scotia, 0.66%, 12/13/16 (a)	700,000	701,734
BB&T Corp., 2.45%, 01/15/20	3,000,000	2,992,017
Caisse Centrale Desjardins, 1.55%, 09/12/17 (b)	3,000,000	2,987,769
Capital One Bank USA NA
1.20%, 02/13/17	3,000,000	2,974,155
2.25%, 02/13/19	3,000,000	2,978,274
2.40%, 09/05/19 (e)	2,627,000	2,614,175
Capital One Financial Corp., 1.00%, 11/06/15	630,000	629,482
Caterpillar Financial Services Corp.
1.00%, 03/03/17	2,000,000	1,995,282
2.25%, 12/01/19	3,000,000	3,003,285
CIT Group Inc.
4.75%, 02/15/15 (b)	2,500,000	2,507,069
4.25%, 08/15/17	1,000,000	1,020,000
Citigroup Inc., 1.35%, 03/10/17	2,000,000	1,990,682
CNH Capital LLC, 3.88%, 11/01/15	4,250,000	4,271,250
Commonwealth Bank of Australia
1.40%, 09/08/17	2,500,000	2,486,600
2.25%, 03/13/19	3,000,000	3,013,980
Compass Bank, 1.85%, 09/29/17	2,000,000	1,991,612
Corp. Andina de Fomento, 1.50%, 08/08/17	2,250,000	2,236,221
Daimler Finance North America LLC, 1.38%, 08/01/17 (b)	3,500,000	3,483,903
Discover Bank, 2.00%, 02/21/18	4,250,000	4,238,924
Equity One Inc.
6.00%, 09/15/16	200,000	214,788
6.25%, 01/15/17	2,053,000	2,222,490
ERP Operating LP, 2.38%, 07/01/19	2,000,000	1,991,452
Fifth Third Bancorp, 3.63%, 01/25/16	1,000,000	1,024,826
Fifth Third Bank, 2.38%, 04/25/19	3,000,000	3,013,659
First Horizon National Corp., 5.38%, 12/15/15	5,096,000	5,276,663
First Tennessee Bank NA, 5.05%, 01/15/15	2,000,000	2,003,327
Ford Motor Credit Co. LLC
1.50%, 01/17/17	6,000,000	5,968,032
1.68%, 09/08/17	3,000,000	2,976,336
General Electric Capital Corp.
5.40%, 02/15/17 (c)	2,500,000	2,714,190
5.63%, 05/01/18	1,420,000	1,597,829
General Motors Financial Co. Inc., 2.75%, 05/15/16	4,000,000	4,065,000
Goldman Sachs Group Inc.
1.04%, 12/15/17 (a)	2,000,000	1,997,046
2.38%, 01/22/18	5,000,000	5,050,495
2.55%, 10/23/19	2,000,000	1,990,462
HCP Inc., 6.30%, 09/15/16	1,500,000	1,623,982
Hospitality Properties Trust, 5.63%, 03/15/17	2,752,000	2,947,717
HSBC Bank Plc, 1.50%, 05/15/18 (b)	3,000,000	2,967,549
HSBC USA Inc., 2.63%, 09/24/18	3,000,000	3,077,034
Huntington National Bank, 1.30%, 11/20/16	3,875,000	3,860,132
Intesa Sanpaolo SpA, 3.13%, 01/15/16	1,400,000	1,422,354
JPMorgan Chase & Co.
1.37%, 09/22/15 (a)	2,015,000	2,026,457
1.35%, 02/15/17	2,224,000	2,224,076
0.78%, 04/25/18 (a)	3,000,000	2,993,121
Kreditanstalt fuer Wiederaufbau, 0.50%, 07/15/16	2,193,000	2,190,544
Lloyds Bank Plc, 4.20%, 03/28/17	2,000,000	2,115,280
Mid-America Apartments LP, 5.50%, 10/01/15	2,245,000	2,319,604
Mizuho Bank Ltd., 1.70%, 09/25/17 (b) (c)	3,000,000	2,985,864

See accompanying Notes to Financial Statements.

	Shares/ Par†	Value
Morgan Stanley
5.55%, 04/27/17	4,000,000	4,341,992
1.88%, 01/05/18	2,069,000	2,063,983
2.38%, 07/23/19 (c)	2,000,000	1,992,624
National Australia Bank Ltd.
2.25%, 07/01/19 (b)	2,250,000	2,249,021
2.40%, 12/09/19 (b)	2,000,000	1,996,646
Prologis International Funding II, 4.88%, 02/15/20 (b)	900,000	957,114
Regions Financial Corp., 5.75%, 06/15/15	3,500,000	3,572,660
Royal Bank of Scotland Group Plc, 2.55%, 09/18/15	1,000,000	1,009,998
Royal Bank of Scotland Plc
4.38%, 03/16/16	260,000	268,854
1.88%, 03/31/17	5,300,000	5,296,115
Santander Holdings USA Inc.
3.00%, 09/24/15	2,000,000	2,023,942
4.63%, 04/19/16	2,000,000	2,083,816
SLM Corp., 3.88%, 09/10/15	3,612,000	3,639,090
SunTrust Bank
0.52%, 08/24/15 (a)	2,000,000	1,995,996
1.35%, 02/15/17	4,000,000	4,000,600
Toronto-Dominion Bank, 1.13%, 05/02/17	1,100,000	1,093,652
Union Bank NA, 2.63%, 09/26/18	3,000,000	3,044,238
USAA Capital Corp., 2.13%, 06/03/19 (b)	2,800,000	2,792,815
Wells Fargo & Co.
0.76%, 07/20/16 (a)	875,000	877,692
1.15%, 06/02/17	2,000,000	1,989,822
2.13%, 04/22/19 (c)	3,500,000	3,499,083
		198,600,797
HEALTH CARE - 3.4%
Actavis Funding SCS
1.30%, 06/15/17	3,500,000	3,437,542
2.45%, 06/15/19	1,000,000	982,947
Becton Dickinson and Co., 1.80%, 12/15/17	1,565,000	1,570,892
Medco Health Solutions Inc., 2.75%, 09/15/15	1,500,000	1,519,854
Medtronic Inc., 2.50%, 03/15/20 (b)	3,889,000	3,899,201
Mylan Inc., 1.35%, 11/29/16	4,000,000	3,981,484
Perrigo Co. Plc, 1.30%, 11/08/16	2,523,000	2,512,671
Thermo Fisher Scientific Inc., 2.40%, 02/01/19	1,307,000	1,308,949
Ventas Realty LP, 1.55%, 09/26/16	1,895,000	1,903,105
		21,116,645
INDUSTRIALS - 2.9%
Bombardier Inc., 4.25%, 01/15/16 (b)	1,500,000	1,515,000
Cobham Plc, 2.68%, 10/28/17 (e) (f)	2,500,000	2,473,346
Eaton Corp., 1.50%, 11/02/17	3,000,000	2,982,843
John Deere Capital Corp., 1.55%, 12/15/17 (c)	2,500,000	2,501,490
Penske Truck Leasing Co. LP
3.75%, 05/11/17 (b)	2,000,000	2,090,344
3.05%, 01/09/20 (b)	4,000,000	3,996,888
Ryder System Inc., 2.45%, 09/03/19	2,500,000	2,482,387
		18,042,298
INFORMATION TECHNOLOGY - 0.8%
Hewlett-Packard Co., 2.75%, 01/14/19	2,500,000	2,503,195
Oracle Corp., 2.25%, 10/08/19	2,250,000	2,266,074
		4,769,269
MATERIALS - 2.1%
Anglo American Capital Plc, 1.18%, 04/15/16 (a) (b)	1,216,000	1,217,223
FMG Resources August 2006 Pty Ltd., 6.00%, 04/01/17 (b) (c)	1,500,000	1,434,375
Freeport-McMoRan Inc., 2.30%, 11/14/17	2,000,000	2,002,550
LyondellBasell Industries NV, 5.00%, 04/15/19	2,500,000	2,726,910
Martin Marietta Materials Inc., 1.36%, 06/30/17 (a)	1,051,000	1,062,523
Monsanto Co., 2.13%, 07/15/19	5,000,000	4,981,520
		13,425,101
TELECOMMUNICATION SERVICES - 1.4%
America Movil SAB de CV, 5.75%, 01/15/15	4,000,000	4,007,613
Verizon Communications Inc.
2.50%, 09/15/16	1,500,000	1,533,665
1.35%, 06/09/17	3,000,000	2,987,241
		8,528,519
UTILITIES - 1.8%
AES Corp., 3.23%, 06/01/19 (a)	1,049,000	1,022,775
Berkshire Hathaway Energy Co., 2.40%, 02/01/20 (b) (c)	3,000,000	2,986,938
Dominion Gas Holdings LLC, 2.50%, 12/15/19	2,000,000	2,004,962
Pepco Holdings Inc., 2.70%, 10/01/15	2,670,000	2,702,451
Southern California Edison Co., 1.13%, 05/01/17	1,517,000	1,513,707
Southern Co., 2.38%, 09/15/15	900,000	909,898
		11,140,731
Total Corporate Bonds and Notes (cost $320,739,057)		320,009,634
GOVERNMENT AND AGENCY OBLIGATIONS - 17.6%
GOVERNMENT SECURITIES - 14.0%
Federal Home Loan Bank - 1.0% (g)
Federal Home Loan Bank
2.00%, 09/09/16	4,835,000	4,943,391
1.13%, 12/08/17	1,000,000	997,956
		5,941,347
Federal Home Loan Mortgage Corp. - 0.6% (g)
Federal Home Loan Mortgage Corp., 1.25%, 08/01/19 (c)	4,000,000	3,926,144
Federal National Mortgage Association - 0.2% (g)
Federal National Mortgage Association, 1.13%, 04/27/17	1,200,000	1,207,129
Sovereign - 0.3%
Korea Land & Housing Corp., 1.88%, 08/02/17 (b)	1,905,000	1,899,213
U.S. Treasury Securities - 11.9%
U.S. Treasury Note
0.63%, 12/31/16	5,500,000	5,494,412
0.88%, 04/15/17 - 11/15/17	50,674,000	50,544,603
1.00%, 09/15/17 (c)	1,525,000	1,525,357
1.00%, 12/15/17	4,000,000	3,990,936
1.25%, 10/31/18	13,000,000	12,914,694
		74,470,002
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 3.6%
Federal Home Loan Mortgage Corp. - 0.9%
Federal Home Loan Mortgage Corp.
4.00%, 02/01/26	281,838	301,092
2.50%, 03/15/30, TBA (h)	4,000,000	4,049,352
REMIC, 3.00%, 02/15/39	1,548,980	1,588,112
		5,938,556
Federal National Mortgage Association - 2.0%
Federal National Mortgage Association
4.00%, 04/01/26 - 01/01/31	4,217,030	4,524,264
4.50%, 05/01/26	230,116	248,731
3.50%, 03/01/27	2,828,788	3,002,010
2.75%, 02/01/44 (a)	2,143,775	2,213,641
REMIC, 4.00%, 09/25/29	105,000	110,207
REMIC, 3.50%, 12/25/30	2,069,211	2,159,911
		12,258,764

See accompanying Notes to Financial Statements.

	Shares/ Par†	Value
Government National Mortgage Association - 0.7%
Government National Mortgage Association
2.50%, 11/20/42 (a)	696,035	715,432
3.00%, 03/20/44 (a)	2,118,883	2,198,838
REMIC, 4.50%, 11/20/39	1,322,538	1,404,476
		4,318,746
Total Government and Agency Obligations (cost $109,973,647)		109,959,901
SHORT TERM INVESTMENTS - 6.0%
Investment Companies - 3.8%
JNL Money Market Fund, 0.01% (i) (j)	23,606,728	23,606,728
Securities Lending Collateral - 2.2%
Securities Lending Cash Collateral Fund LLC, 0.22% (i) (j)	13,573,160	13,573,160
Total Short Term Investments (cost $37,179,888)		37,179,888
Total Investments - 104.9% (cost $654,942,689)		653,580,987
Other Assets and Liabilities, Net - (4.9%)		(30,540,249)
Total Net Assets - 100.0%		$623,040,738

(a)                                 Variable rate security. Rate stated was in effect as of December 31, 2014.

(b)                                 The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933 (“1933 Act”), as amended, to be liquid based on procedures approved by the Trust’s Board of Trustees.  As of December 31, 2014, the aggregate value of these liquid securities was $84,231,710 which represented 13.5% of net assets.

(c)                                  All or a portion of the security was on loan.

(d)                                 The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(e)                                  The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Trust’s Board of Trustees.

(f)                                   Security fair valued in good faith in accordance with the procedures approved by the Trust’s Board of Trustees.  Good faith fair valued securities may be classified as Level 2 or Level 3 for Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 “Fair Value Measurement,” based on applicable valuation inputs.  See FASB Topic 820 in the Notes to Financial Statements.

(g)                                  Securities in this category are direct debt of the agency and not collateralized by mortgages.

(h)                                 All or a portion of the investment was purchased on a delayed delivery basis. As of December 31, 2014, the total payable of investments purchased on a delayed delivery basis was $4,051,250.

(i)                                     Investment in affiliate.

(j)                                    Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.

	Shares/ Par†	Value
JNL/PPM America Total Return Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES - 5.8%
American Airlines Pass-Through Trust
5.60%, 07/15/20 (a) (b)	$3,094,470	$3,160,227
4.95%, 01/15/23	1,584,923	1,697,848
American Express Credit Account Master Trust, 0.99%, 08/17/15	477,000	477,982
American Tower Trust I, 3.07%, 03/15/23 (c)	6,596,000	6,557,281
AmeriCredit Automobile Receivables Trust
1.59%, 08/08/15	473,000	475,222
1.73%, 02/08/17	679,815	680,908
4.26%, 02/08/17	158,000	160,057
1.31%, 11/08/17	606,000	607,884
1.07%, 03/08/18	905,000	906,099
Aventura Mall Trust REMIC, 3.74%, 12/05/20 (c) (d)	1,575,000	1,671,593
Banc of America Commercial Mortgage Trust REMIC, 5.75%, 07/10/17 (d)	622,049	678,249
Bear Stearns Commercial Mortgage Securities REMIC
5.74%, 09/11/17 (d)	500,000	546,944
5.69%, 06/11/50 (d)	1,463,000	1,587,245
Capital One Multi-Asset Execution Trust, 4.90%, 02/17/15	2,595,000	2,608,260
Citigroup Mortgage Loan Trust REMIC, 3.50%, 08/25/23 (a) (b) (d)	2,821,593	2,887,683
Commercial Mortgage Pass-Through Certificates REMIC, 3.92%, 09/10/24	3,902,000	4,164,858
Continental Airlines Inc. Pass-Through Trust
6.25%, 04/11/20	642,762	675,299
4.15%, 04/11/24 (e)	1,912,545	1,963,954
4.00%, 10/29/24	2,155,745	2,190,884
DBUBS Mortgage Trust REMIC, 3.74%, 06/01/17 (c)	3,033,838	3,108,040
Dell Equipment Finance Trust
0.94%, 06/22/20 (c)	565,000	564,415
1.36%, 06/22/20 (c)	166,000	165,820
Delta Air Lines Inc. Pass-Through Trust
6.20%, 07/02/18	786	867
4.95%, 05/23/19	169,568	181,437
Ford Credit Auto Owner Trust, 1.97%, 04/15/20	1,256,000	1,252,422
Greenwich Capital Commercial Funding Corp. REMIC, 5.44%, 01/10/17	139,000	148,249
GS Mortgage Securities Trust REMIC
3.55%, 04/10/22 (c)	2,500,000	2,604,895
4.95%, 01/10/45 (c)	847,000	948,747
JPMorgan Chase Commercial Mortgage Securities Trust REMIC, 5.70%, 04/12/17 (d)	1,860,000	1,995,998
JPMorgan Mortgage Trust REMIC, 3.00%, 10/25/26 (c) (d)	2,906,653	2,983,860
Morgan Stanley Bank of America Merrill Lynch Trust REMIC, 2.86%, 09/15/22	3,000,000	3,004,386
Morgan Stanley Capital I Trust REMIC, 5.91%, 07/11/17 (d)	4,593,355	4,995,650
Morgan Stanley Re-REMIC Trust REMIC, 5.80%, 04/12/17 (c) (d)	1,295,945	1,389,413
MVW Owner Trust, 2.15%, 04/22/30 (c)	1,034,676	1,034,998
SBA Tower Trust, 2.90%, 10/15/44 (c)	5,000,000	5,013,175
Sierra Receivables Funding Co. LLC
2.84%, 05/20/19 (c)	450,424	456,770
2.38%, 03/20/29 (c)	245,582	247,802
United Air Lines Pass-Through Trust, 9.75%, 01/15/17	53,963	59,326
Total Non-U.S. Government Agency Asset-Backed Securities (cost $62,766,289)		63,854,747
CORPORATE BONDS AND NOTES - 62.0%
CONSUMER DISCRETIONARY - 6.0%
A&E Television Networks LLC
3.11%, 08/22/19 (b) (f)	1,000,000	996,044
3.63%, 08/22/22 (b) (f)	1,000,000	994,288
3.78%, 08/22/24 (b) (f)	1,000,000	993,967
British Sky Broadcasting Group Plc
2.63%, 09/16/19 (c)	1,435,000	1,435,532
3.75%, 09/16/24 (c)	1,970,000	1,982,064
Charter Communications Term Loan, 4.25%, 08/12/21 (d)	550,000	553,097
Delphi Corp.
6.13%, 05/15/21	185,000	201,650
5.00%, 02/15/23	1,867,000	1,992,985
Dollar General Corp., 3.25%, 04/15/23 (e)	1,883,000	1,713,991

See accompanying Notes to Financial Statements.

	Shares/ Par†	Value
DreamWorks Animation SKG Inc., 6.88%, 08/15/20 (c)	824,000	844,600
Four Seasons Hotels Ltd. New Term Loan, 3.50%, 06/27/20 (d)	1,148,463	1,122,622
General Motors Co.
5.00%, 04/01/35	3,500,000	3,647,315
6.25%, 10/02/43	1,285,000	1,535,061
GLP Capital LP
4.38%, 11/01/18 (e)	277,000	283,233
4.88%, 11/01/20	311,000	314,888
5.38%, 11/01/23	242,000	250,470
Grupo Televisa SAB, 5.00%, 05/13/45	2,099,000	2,118,791
JC Penney Corp. Inc. Term Loan, 6.00%, 05/22/18 (d)	878,875	860,568
KB Home
4.75%, 05/15/19	2,316,000	2,281,260
7.50%, 09/15/22	409,000	433,540
Media General Financing Sub Inc., 5.88%, 11/15/22 (c)	1,084,000	1,073,160
Men’s Wearhouse Inc., 7.00%, 07/01/22 (c) (e)	368,000	378,120
NAI Entertainment Holdings, 5.00%, 08/01/18 (c)	228,000	233,700
NBCUniversal Enterprise Inc., 5.25%, (callable at 100 beginning 03/19/21) (c) (g)	1,589,000	1,648,588
Netflix Inc., 5.75%, 03/01/24 (c)	1,720,000	1,788,800
Numericable Group SA
4.88%, 05/15/19 (c)	3,381,000	3,351,416
5.38%, 05/15/22 (c), EUR	1,000,000	1,248,775
NVR Inc., 3.95%, 09/15/22	4,573,000	4,690,517
Schaeffler Finance BV
3.25%, 05/15/19 (c), EUR	1,296,000	1,583,911
3.50%, 05/15/22 (c), EUR	570,000	701,870
Schaeffler Holding Finance BV, 5.75%, 11/15/21 (c), EUR	1,407,000	1,813,210
Scientific Games International Inc., 7.00%, 01/01/22 (a) (b)	2,447,000	2,477,587
Seminole Indian Tribe of Florida, 6.54%, 10/01/20 (c)	840,000	894,600
SES SA
3.60%, 04/04/23 (c)	652,000	658,564
5.30%, 04/04/43 (c)	464,000	515,381
Shea Homes LP, 8.63%, 05/15/19 (e)	627,000	658,350
Sirius XM Radio Inc., 6.00%, 07/15/24 (c)	4,426,000	4,536,650
Taylor Morrison Communities Inc.
7.75%, 04/15/20 (c)	1,100,000	1,166,000
7.75%, 04/15/20 (c)	673,000	713,380
Tenneco Inc.
6.88%, 12/15/20	1,750,000	1,850,625
5.38%, 12/15/24 (e)	1,065,000	1,091,625
Time Warner Cable Inc.
6.75%, 06/15/39	371,000	485,001
5.88%, 11/15/40	252,000	300,473
5.50%, 09/01/41	1,291,000	1,500,043
TRW Automotive Inc.
7.25%, 03/15/17 (c)	100,000	110,500
4.50%, 03/01/21 (c)	867,000	871,335
4.45%, 12/01/23 (c)	825,000	829,125
Univision Communications Inc. Incremental Term Loan, 4.00%, 03/01/20 (d)	1,051,175	1,025,947
Wynn Las Vegas LLC, 7.75%, 08/15/20 (e)	2,900,000	3,089,167
		65,842,386
CONSUMER STAPLES - 1.5%
Bunge Ltd. Finance Co., 8.50%, 06/15/19 (h)	100,000	122,554
ConAgra Foods Inc., 4.65%, 01/25/43	1,183,000	1,234,659
Constellation Brands Inc., 4.25%, 05/01/23	208,000	206,440
JBS Investments GmbH, 7.25%, 04/03/24 (c)	1,445,000	1,419,712
Lorillard Tobacco Co., 7.00%, 08/04/41	812,000	1,025,276
Mars Inc.
2.19%, 10/11/17 (b) (f)	2,850,000	2,843,493
3.74%, 10/11/27 (b) (f)	1,200,000	1,206,390
SABMiller Holdings Inc., 3.75%, 01/15/22 (c)	1,602,000	1,672,023
Sysco Corp., 4.35%, 10/02/34	3,955,000	4,257,898
Tyson Foods Inc.
3.95%, 08/15/24	929,000	960,327
4.88%, 08/15/34	1,010,000	1,107,941
5.15%, 08/15/44 (e)	549,000	616,623
		16,673,336
ENERGY - 7.4%
Access Midstream Partners LP
4.88%, 05/15/23	1,377,000	1,397,655
4.88%, 03/15/24	1,041,000	1,056,615
Alpha Natural Resources Inc.
9.75%, 04/15/18 (e)	1,700,000	765,000
6.25%, 06/01/21 (e)	1,397,000	391,160
Arch Coal Inc.
8.00%, 01/15/19 (c) (e)	887,000	492,285
9.88%, 06/15/19 (e)	2,064,000	701,760
BP Capital Markets Plc, 2.75%, 05/10/23	2,796,000	2,614,610
California Resources Corp.
5.00%, 01/15/20 (c) (e)	2,500,000	2,168,750
5.50%, 09/15/21 (c)	1,804,000	1,542,420
6.00%, 11/15/24 (c) (e)	1,818,000	1,536,210
Calumet Specialty Products Partners LP, 6.50%, 04/15/21 (c)	2,325,000	2,069,250
Chesapeake Energy Corp., 3.48%, 04/15/19 (d)	4,617,000	4,524,660
Chesapeake Midstream Partners LP, 5.88%, 04/15/21	957,000	997,673
Concho Resources Inc., 5.50%, 04/01/23	2,164,000	2,174,171
Continental Resources Inc., 4.50%, 04/15/23	876,000	833,208
DCP Midstream LLC, 5.85%, 05/21/43 (c) (d)	2,184,000	2,118,480
Diamond Offshore Drilling Inc., 4.88%, 11/01/43 (e)	700,000	596,342
Energy XXI Gulf Coast Inc., 6.88%, 03/15/24 (c) (e)	959,000	517,860
Enterprise Products Operating LLC
3.75%, 02/15/25	2,087,000	2,094,947
4.95%, 10/15/54	1,337,000	1,368,470
EP Energy LLC, 6.88%, 05/01/19	1,000,000	1,015,000
Fieldwood Energy LLC 1st Lien Term Loan, 3.88%, 09/28/18 (d)	1,584,999	1,497,824
Jupiter Resources Inc., 8.50%, 10/01/22 (c)	3,000,000	2,257,500
Kinder Morgan Inc.
3.05%, 12/01/19	3,500,000	3,472,175
5.30%, 12/01/34	2,500,000	2,537,640
Linden Term Loan B, 3.75%, 12/01/20 (d)	505,349	497,456
Linn Energy LLC, 6.50%, 09/15/21 (e)	2,759,000	2,234,790
Memorial Production Partners LP, 6.88%, 08/01/22 (c)	2,317,000	1,760,920
Penn Virginia Corp., 8.50%, 05/01/20 (e)	850,000	680,000
Petrobras Global Finance BV
2.00%, 05/20/16	4,150,000	3,963,872
4.38%, 05/20/23 (e)	2,381,000	2,047,850
Petroleos Mexicanos, 2.29%, 02/15/24	3,097,950	3,078,250
Phillips 66
4.65%, 11/15/34	1,750,000	1,793,747
4.88%, 11/15/44	1,750,000	1,791,206
Plains Exploration & Production Co., 6.75%, 02/01/22	2,099,000	2,308,900
Regency Energy Partners LP
5.88%, 03/01/22	2,278,000	2,272,305
5.00%, 10/01/22	1,080,000	1,020,600
Seadrill Ltd., 6.13%, 09/15/17 (c) (e) (i)	3,726,000	3,297,510

See accompanying Notes to Financial Statements.

	Shares/ Par†	Value
SM Energy Co., 6.13%, 11/15/22 (c)	2,685,000	2,523,900
Targa Resources Partners LP, 4.13%, 11/15/19 (c)	3,856,000	3,711,400
Tesoro Logistics LP
5.50%, 10/15/19 (c)	454,000	450,595
6.25%, 10/15/22 (c)	656,000	654,360
Transocean Inc.
2.50%, 10/15/17 (h)	1,000,000	884,106
6.38%, 12/15/21 (h)	1,824,000	1,682,547
3.80%, 10/15/22 (e) (h)	2,015,000	1,632,805
Ultra Petroleum Corp., 6.13%, 10/01/24 (c) (e)	2,451,000	2,107,860
		81,136,644
FINANCIALS - 27.3%
Abbey National Treasury Services Plc, 4.00%, 03/13/24	3,354,000	3,491,641
AerCap Ireland Capital Ltd.
2.75%, 05/15/17 (c)	152,000	148,960
4.50%, 05/15/21 (c)	288,000	291,600
AIG SunAmerica Global Financing X, 6.90%, 03/15/32 (c)	1,696,000	2,335,268
Bank of America Corp.
6.25% (callable at 100 beginning 09/05/24) (g)	2,683,000	2,651,976
6.50% (callable at 100 beginning 10/23/24) (g)	2,197,000	2,236,326
3.30%, 01/11/23	7,078,000	7,078,545
4.20%, 08/26/24	3,000,000	3,056,175
4.25%, 10/22/26	2,559,000	2,553,255
Barclays Bank Plc
7.63%, 11/21/22	1,279,000	1,398,491
7.75%, 04/10/23 (d)	1,009,000	1,099,810
3.75%, 05/15/24	7,200,000	7,421,407
Barclays Plc, 8.25%, (callable at 100 beginning 12/15/18) (e) (g)	5,300,000	5,432,071
BlackRock Inc., 3.38%, 06/01/22	1,062,000	1,095,095
Capital One Bank USA NA, 2.40%, 09/05/19 (b)	7,568,000	7,531,053
Capital One NA, 2.95%, 07/23/21 (b)	2,005,000	1,992,455
CDP Financial Inc., 3.15%, 07/24/24 (c)	3,000,000	3,058,659
Chubb Corp., 6.38%, 03/29/67 (d)	100,000	107,205
Citigroup Inc.
5.90% (callable at 100 beginning 02/15/23) (g)	1,375,000	1,340,625
4.05%, 07/30/22	2,025,000	2,095,187
5.30%, 05/06/44	3,000,000	3,287,007
Credit Agricole SA, 6.63%, (callable at 100 beginning 09/23/19) (c) (g)	2,400,000	2,326,200
Credit Suisse
3.00%, 10/29/21	2,390,000	2,378,843
3.63%, 09/09/24	4,728,000	4,809,506
Credit Suisse AG
7.50% (callable at 100 beginning 12/11/23) (c) (e) (g)	4,748,000	4,937,920
6.50%, 08/08/23 (c)	8,211,000	9,013,387
Discover Financial Services, 3.95%, 11/06/24	3,500,000	3,518,350
Duke Realty LP, 8.25%, 08/15/19	100,000	123,370
Fifth Third Bank, 2.38%, 04/25/19	6,000,000	6,027,318
Five Corners Funding Trust, 4.42%, 11/15/23 (c)	6,695,000	7,079,434
Ford Motor Credit Co. LLC
5.00%, 05/15/18	6,898,000	7,495,008
2.38%, 03/12/19	2,250,000	2,234,336
General Electric Capital Corp.
6.25% (callable at 100 beginning 12/15/22) (g)	7,744,000	8,431,280
7.13% (callable at 100 beginning 06/15/22) (g)	4,425,000	5,149,594
3.10%, 01/09/23	3,900,000	3,948,730
General Motors Financial Co. Inc., 4.38%, 09/25/21	2,819,000	2,942,331
GFI Group Inc, 10.38%, 07/19/18 (h)	2,250,000	2,598,750
Goldman Sachs Group Inc.
5.70% (callable at 100 beginning 05/10/19) (e) (g)	6,892,000	6,971,258
2.38%, 01/22/18	8,108,000	8,189,883
2.55%, 10/23/19	3,500,000	3,483,309
4.00%, 03/03/24	4,564,000	4,738,112
3.85%, 07/08/24	1,895,000	1,943,508
6.75%, 10/01/37	1,500,000	1,886,063
Guggenheim Partners Investment Management Holdings LLC Initial Term Loan, 4.25%, 07/17/20 (d)	495,000	489,555
Hospitality Properties Trust, 4.50%, 03/15/25 (e)	3,338,000	3,360,274
HSBC Holdings Plc
5.63% (callable at 100 beginning 01/17/20) (e) (g)	3,037,000	3,047,630
6.38% (callable at 100 beginning 09/17/24) (g)	3,431,000	3,465,310
4.25%, 03/14/24	3,450,000	3,590,008
5.25%, 03/14/44	525,000	588,081
Icahn Enterprises LP
3.50%, 03/15/17	1,500,000	1,500,000
4.88%, 03/15/19	2,518,000	2,511,705
6.00%, 08/01/20	1,363,000	1,404,163
International Lease Finance Corp.
4.88%, 04/01/15	1,000,000	1,007,250
8.63%, 01/15/22	750,000	930,000
Intesa Sanpaolo SpA, 5.02%, 06/26/24 (c)	7,200,000	6,987,708
Invesco Finance Plc, 3.13%, 11/30/22	1,778,000	1,762,119
JPMorgan Chase & Co.
5.00% (callable at 100 beginning 07/01/19) (g)	2,500,000	2,446,093
7.90% (callable at 100 beginning 04/30/18) (g)	1,774,000	1,909,356
3.20%, 01/25/23	4,109,000	4,110,734
3.63%, 05/13/24	3,000,000	3,070,809
4.13%, 12/15/26	3,750,000	3,739,770
Legg Mason Inc., 2.70%, 07/15/19	1,883,000	1,892,095
Liberty Mutual Group Inc., 4.85%, 08/01/44 (c)	2,800,000	2,846,127
Lloyds Bank PLC, 2.35%, 09/05/19	5,000,000	4,996,395
Mizuho Bank Ltd.
1.70%, 09/25/17 (c)	3,000,000	2,985,864
2.45%, 04/16/19 (c)	3,286,000	3,264,621
Mizuho Financial Group Cayman 3 Ltd., 4.60%, 03/27/24 (c)	4,000,000	4,144,688
Morgan Stanley
2.38%, 07/23/19	8,596,000	8,564,298
4.88%, 11/01/22	4,381,000	4,652,964
4.10%, 05/22/23	5,008,000	5,070,289
3.88%, 04/29/24	3,446,000	3,535,720
3.70%, 10/23/24	3,125,000	3,167,563
4.35%, 09/08/26	2,138,000	2,150,775
Murray Street Investment Trust I, 4.65%, 03/09/17 (i)	4,250,000	4,485,688
National Rural Utilities Cooperative Finance Corp., 4.75%, 04/30/43 (d)	3,146,000	3,117,686
PNC Financial Services Group Inc., 4.85%, (callable at 100 beginning 06/01/23) (e) (g)	581,000	548,367
Prologis International Funding II, 4.88%, 02/15/20 (c)	2,222,000	2,363,008
Prudential Financial Inc., 5.88%, 09/15/42 (d)	1,502,000	1,584,610
Royal Bank of Scotland Group Plc
6.13%, 12/15/22	1,317,000	1,433,431
6.10%, 06/10/23	3,370,000	3,655,085

See accompanying Notes to Financial Statements.

	Shares/ Par†	Value
6.00%, 12/19/23	1,740,000	1,883,373
5.13%, 05/28/24	3,384,000	3,442,174
Santander UK Plc, 5.00%, 11/07/23 (c)	1,152,000	1,216,738
Societe Generale SA, 6.00%, (callable at 100 beginning 01/27/20) (c) (e) (g)	1,121,000	1,020,110
Stena AB, 7.00%, 02/01/24 (c) (e)	1,332,000	1,218,780
Tanger Properties LP, 3.75%, 12/01/24	3,500,000	3,527,128
Union Bank NA, 2.25%, 05/06/19	4,300,000	4,285,625
USAA Capital Corp., 2.13%, 06/03/19 (c)	4,100,000	4,089,479
Wells Fargo & Co.
4.48%, 01/16/24	1,455,000	1,551,328
4.10%, 06/03/26	6,093,000	6,227,393
		298,771,268
HEALTH CARE - 4.6%
Actavis Funding SCS
3.85%, 06/15/24	794,000	798,056
4.85%, 06/15/44	1,630,000	1,654,020
Bayer US Finance LLC, 2.38%, 10/08/19 (c)	2,000,000	2,007,936
Becton Dickinson and Co.
2.68%, 12/15/19	2,086,000	2,113,433
3.73%, 12/15/24	883,000	908,746
4.69%, 12/15/44	1,109,000	1,194,350
Forest Laboratories Inc., 5.00%, 12/15/21 (c)	1,268,000	1,373,023
Gilead Sciences Inc.
3.50%, 02/01/25	1,705,000	1,750,012
4.80%, 04/01/44	1,302,000	1,444,249
4.50%, 02/01/45	1,493,000	1,595,717
HCA Inc.
3.75%, 03/15/19	3,119,000	3,122,899
4.25%, 10/15/19	2,464,000	2,500,960
Howard Hughes Medical Institute, 3.50%, 09/01/23	2,046,000	2,139,478
Mayo Clinic Rochester, 3.77%, 11/15/43	600,000	592,782
Medtronic Inc.
3.50%, 03/15/25 (c)	4,879,000	4,991,070
4.38%, 03/15/35 (c)	3,016,000	3,199,542
4.63%, 03/15/45 (c)	4,062,000	4,403,167
Memorial Sloan-Kettering Cancer Center
5.00%, 07/01/42	997,000	1,170,545
4.13%, 07/01/52	587,000	583,605
Merck & Co. Inc., 4.15%, 05/18/43	1,520,000	1,617,145
Novartis Capital Corp., 2.40%, 09/21/22	1,027,000	1,017,411
Omnicare Inc.
4.75%, 12/01/22	266,000	269,325
5.00%, 12/01/24	174,000	178,350
Perrigo Finance Plc
3.50%, 12/15/21	2,850,000	2,883,242
4.90%, 12/15/44	943,000	999,276
Pfizer Inc., 4.30%, 06/15/43	1,700,000	1,820,603
Walgreens Boots Alliance Inc., 3.80%, 11/18/24	2,884,000	2,941,391
Zoetis Inc., 4.70%, 02/01/43	684,000	696,159
		49,966,492
INDUSTRIALS - 3.1%
AECOM Technology Corp., 5.88%, 10/15/24 (c)	1,203,000	1,230,068
Aircastle Ltd., 4.63%, 12/15/18	1,270,000	1,276,350
Algeco Scotsman Global Finance Plc, 10.75%, 10/15/19 (c)	1,700,000	1,462,000
Bombardier Inc.
4.75%, 04/15/19 (c) (e)	5,607,000	5,628,026
6.13%, 01/15/23 (c) (e)	1,056,000	1,077,120
Florida East Coast Holdings Corp., 6.75%, 05/01/19 (c)	1,583,000	1,567,170
General Electric Co.
3.50%, 10/02/18	5,100,000	5,202,000
2.70%, 10/09/22	2,825,000	2,826,147
Huntington Ingalls Industries Inc., 5.00%, 12/15/21 (c)	1,283,000	1,305,453
IHS Inc., 5.00%, 11/01/22 (c)	1,072,000	1,061,280
International Lease Finance Corp.
2.19%, 06/15/16 (d)	1,750,000	1,747,812
6.75%, 09/01/16 (c)	1,100,000	1,171,500
7.13%, 09/01/18 (c)	1,000,000	1,120,000
4.63%, 04/15/21 (e)	2,237,000	2,276,147
Meritor Inc.
6.75%, 06/15/21	2,057,000	2,149,565
6.25%, 02/15/24	952,000	966,280
Schaeffler AG New Term Loan B, 4.25%, 05/15/20	1,200,000	1,198,200
United Continental Holdings Inc., 6.00%, 07/15/28 (e)	1,100,000	1,047,750
		34,312,868
INFORMATION TECHNOLOGY - 1.4%
CDK Global Inc., 3.30%, 10/15/19 (c)	1,382,000	1,376,360
Oracle Corp., 4.30%, 07/08/34	5,000,000	5,353,360
SAP Ireland US-Financial Services Ltd.
2.82%, 11/15/20 (b) (f)	2,485,000	2,477,853
3.18%, 11/15/22 (b) (f)	2,485,000	2,476,184
ViaSat Inc., 6.88%, 06/15/20	3,092,000	3,215,680
		14,899,437
MATERIALS - 4.1%
Alcoa Inc., 5.13%, 10/01/24	1,684,000	1,784,653
Arch Western Finance LLC Term Loan, 6.25%, 05/14/18 (d)	977,476	806,828
Ardagh Packaging Finance Plc, 3.24%, 12/15/19 (c) (d)	3,350,000	3,232,750
Barrick Gold Corp.
3.85%, 04/01/22	399,000	383,975
4.10%, 05/01/23 (e)	1,800,000	1,751,756
Cemex Finance LLC
9.38%, 10/12/22 (c)	855,000	953,325
6.00%, 04/01/24 (c)	1,171,000	1,141,725
Cemex SAB de CV, 6.50%, 12/10/19 (c)	3,290,000	3,370,605
FMG Resources August 2006 Pty Ltd., 8.25%, 11/01/19 (c) (e)	1,450,000	1,319,500
FMG Resources Pty Ltd. New Term Loan B, 3.75%, 06/30/19 (d)	1,862,190	1,687,144
Freeport-McMoRan Copper & Gold Inc.
3.10%, 03/15/20 (e)	3,450,000	3,355,929
5.45%, 03/15/43	1,263,000	1,194,260
Freeport-McMoRan Inc.
4.55%, 11/14/24 (e)	1,803,000	1,750,763
5.40%, 11/14/34	5,878,000	5,730,492
LYB International Finance BV, 4.00%, 07/15/23	1,020,000	1,043,401
Methanex Corp., 5.65%, 12/01/44	1,569,000	1,604,218
Monsanto Co.
3.38%, 07/15/24	493,000	500,922
4.70%, 07/15/64	3,253,000	3,410,852
Rain CII Carbon LLC, 8.25%, 01/15/21 (c) (e)	3,508,000	3,586,930
Samarco Mineracao SA
4.13%, 11/01/22 (c)	685,000	602,800
5.38%, 09/26/24 (c)	4,273,000	3,961,071
Sealed Air Corp., 4.88%, 12/01/22 (c)	1,077,000	1,068,922
Teck Resources Ltd., 3.75%, 02/01/23	879,000	787,840
		45,030,661
TELECOMMUNICATION SERVICES - 3.0%
Altice Financing SA, 7.88%, 12/15/19 (c)	324,000	331,742
Crown Castle Towers LLC, 4.88%, 08/15/20 (c)	1,450,000	1,593,878

See accompanying Notes to Financial Statements.

	Shares/ Par†	Value
Frontier Communications Corp.
6.25%, 09/15/21 (e)	400,000	402,000
6.88%, 01/15/25	511,000	511,000
Inmarsat Finance Plc, 4.88%, 05/15/22 (c)	3,417,000	3,382,830
SES Global Americas Holdings GP, 5.30%, 03/25/44 (c)	1,524,000	1,706,150
Telefonica Moviles Chile SA, 2.88%, 11/09/15 (c)	100,000	101,121
Verizon Communications Inc.
5.15%, 09/15/23	4,925,000	5,438,347
6.40%, 09/15/33	3,106,000	3,825,918
4.40%, 11/01/34	2,000,000	1,987,962
6.55%, 09/15/43	6,008,000	7,697,143
5.01%, 08/21/54 (a) (b)	4,473,000	4,627,538
Windstream Corp. Term Loan B-4, 3.50%, 01/15/20 (d)	980,000	966,937
		32,572,566
UTILITIES - 3.6%
Abengoa Yield Plc, 7.00%, 11/15/19 (c) (e)	2,315,000	2,280,275
AES Corp., 3.23%, 06/01/19 (d)	2,660,000	2,593,500
Atlantic City Electric Co., 3.38%, 09/01/24	3,386,000	3,428,460
Dynegy Finance I Inc., 6.75%, 11/01/19 (c)	1,010,000	1,027,675
Electricite de France SA, 5.25%, (callable at 100 beginning 01/29/23) (c) (e) (g)	7,570,000	7,759,250
Enel SpA, 8.75%, 09/24/73 (c) (d)	1,872,000	2,173,860
FirstEnergy Corp.
4.25%, 03/15/23 (h)	883,000	911,092
7.38%, 11/15/31	1,575,000	1,906,326
FirstEnergy Transmission LLC, 5.45%, 07/15/44 (c)	1,680,000	1,810,815
Oglethorpe Power Corp., 4.55%, 06/01/44	2,344,000	2,471,260
Oncor Electric Delivery Co. LLC
6.80%, 09/01/18	2,250,000	2,622,650
4.10%, 06/01/22	1,679,000	1,803,192
Pacific Gas & Electric Co., 4.30%, 03/15/45	2,007,000	2,060,101
PPL WEM Holdings Plc, 3.90%, 05/01/16 (c)	200,000	205,943
Puget Energy Inc., 6.00%, 09/01/21	1,650,000	1,930,248
RJS Power Holdings LLC, 5.13%, 07/15/19 (c)	3,350,000	3,308,125
Texas Competitive Electric Holdings Co. LLC Term Loan, 3.75%, 05/05/16 (d)	1,269,802	1,272,977
		39,565,749
Total Corporate Bonds and Notes (cost $675,863,486)		678,771,407
GOVERNMENT AND AGENCY OBLIGATIONS - 29.8%
GOVERNMENT SECURITIES - 11.7%
Municipals - 0.1%
Port Authority of New York & New Jersey, GO, 4.46%, 10/01/62	1,490,000	1,581,531
U.S. Treasury Securities - 11.6%
U.S. Treasury Bond
3.75%, 08/15/41	5,348,000	6,451,025
3.13%, 11/15/41	10,120,000	10,932,757
U.S. Treasury Note
1.63%, 03/31/19 - 06/30/19	44,844,000	45,002,042
1.50%, 05/31/19	12,868,000	12,836,834
2.00%, 11/15/21 - 02/15/22	13,292,000	13,319,248
1.75%, 05/15/22	1,835,000	1,803,460
2.75%, 02/15/24	29,579,000	31,106,489
2.50%, 05/15/24	4,850,000	4,992,469
		126,444,324
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 18.1%
Federal Home Loan Mortgage Corp. - 2.8%
Federal Home Loan Mortgage Corp.
3.00%, 06/01/29 - 03/01/43	7,085,742	7,245,479
6.00%, 07/01/37 - 09/01/37	242,342	274,280
5.00%, 02/01/38 - 08/01/40	2,331,161	2,576,478
5.50%, 03/01/39 - 07/01/39	678,111	759,047
4.50%, 03/01/42	5,705,837	6,190,962
3.50%, 04/01/42 - 06/01/42	5,721,273	5,957,378
4.00%, 03/01/43 - 11/01/44	3,609,102	3,864,287
4.50%, 09/01/44, TBA (j)	3,628,041	3,944,261
		30,812,172
Federal National Mortgage Association - 10.7%
Federal National Mortgage Association
4.00%, 04/01/26 - 09/01/40	19,903,327	21,268,117
3.00%, 06/01/27 - 12/01/44	34,956,012	35,619,969
2.50%, 01/01/28 - 12/01/29	11,026,782	11,237,311
3.50%, 12/01/28 - 08/01/44	15,757,802	16,484,880
5.50%, 12/01/33 - 08/01/38	3,549,647	3,993,028
5.00%, 06/01/35	3,233,062	3,579,422
6.00%, 08/01/37 - 01/01/38	426,048	483,621
4.50%, 08/01/40 - 02/01/41	14,686,202	15,975,524
4.50%, 01/15/45, TBA (j)	543,000	589,292
3.50%, 02/15/45, TBA (j)	317,000	329,423
4.00%, 02/15/45, TBA (j)	7,491,000	7,971,731
		117,532,318
Government National Mortgage Association - 4.6%
Government National Mortgage Association
4.50%, 03/15/40	737,233	807,454
5.00%, 08/20/41	1,687,864	1,881,482
3.50%, 08/20/42 - 06/20/43	13,441,024	14,125,426
2.50%, 05/20/43 (d)	2,356,942	2,414,067
3.00%, 05/20/43	1,706,239	1,745,992
4.00%, 05/20/44	11,875,009	12,740,192
3.50%, 01/15/45, TBA (j)	3,955,000	4,149,847
4.50%, 01/15/45, TBA (j)	1,677,000	1,832,052
Government National Mortgage Association
4.50%, 08/20/43	4,357,137	4,766,311
4.00%, 05/20/44	4,905,697	5,305,007
		49,767,830
Total Government and Agency Obligations (cost $320,047,504)		326,138,175
PREFERRED STOCKS - 0.5%
ENERGY - 0.1%
NuStar Logistics LP, 7.63%, 01/15/43 (e)	48,000	1,238,400
FINANCIALS - 0.4%
Allstate Corp., 5.10%, 01/15/53	49,000	1,241,170
Goldman Sachs Group Inc., 5.50%, (callable at 25 beginning 05/10/23) (g)	76,000	1,854,400
U.S. Bancorp - Series G, 6.00%, (callable at 25 beginning 04/15/17) (e) (g)	44,500	1,206,840
		4,302,410
Total Preferred Stocks (cost $5,519,040)		5,540,810
SHORT TERM INVESTMENTS - 6.7%
Investment Company - 2.6%
JNL Money Market Fund, 0.01% (k) (l)	27,883,831	27,883,831

See accompanying Notes to Financial Statements.

	Shares/ Par†	Value
Securities Lending Collateral - 4.1%
Securities Lending Cash Collateral Fund LLC, 0.22% (k) (l)	44,951,314	44,951,314
Total Short Term Investments (cost $72,835,145)		72,835,145
Total Investments - 104.8% (cost $1,137,031,648)		1,147,140,284
Other Assets and Liabilities, Net - (4.8%)		(52,418,959)
Total Net Assets - 100.0%		$1,094,721,325

(a)                                 Security is restricted to resale to institutional investors.  See Restricted Securities in the Notes to Schedules of Investments.

(b)                                 The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Trust’s Board of Trustees.

(c)                                  The Sub-Adviser has deemed this security which is exempt from registration under the 1933 Act to be liquid based on procedures approved by the Trust’s Board of Trustees.  As of December 31, 2014, the aggregate value of these liquid securities was $222,648,684 which represented 20.3% of net assets.

(d)                                 Variable rate security. Rate stated was in effect as of December 31, 2014.

(e)                                  All or a portion of the security was on loan.

(f)                                   Security fair valued in good faith in accordance with the procedures approved by the Trust’s Board of Trustees. Good faith fair valued securities may be classified as Level 2 or Level 3 for Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 “Fair Value Measurement,” based on applicable valuation inputs.  See FASB Topic 820 in the Notes to Financial Statements.

(g)                                  Perpetual security.

(h)                                 The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(i)                                     Security is a “step-up” bond where the coupon may increase or step up at a future date. Rate stated was the coupon as of December 31, 2014.

(j)                                    All or a portion of the investment was purchased on a delayed delivery basis. As of December 31, 2014, the total payable of investments purchased on a delayed delivery basis was $18,764,860.

(k)                                 Investment in affiliate.

(l)                                     Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2014.

	Shares/ Par†	Value
JNL Money Market Fund
CORPORATE BONDS AND NOTES - 14.2%
CONSUMER DISCRETIONARY - 0.3%
Toyota Motor Credit Corp., 0.23%, 10/29/15 (a)	$6,000,000	$6,000,000
FINANCIALS - 12.6%
American Honda Finance Corp.
0.23%, 06/04/15 (a)	33,000,000	33,000,000
0.23%, 10/07/15 (a)	20,000,000	20,000,000
BPCE SA, 0.48%, 05/27/15 (a)	30,000,000	30,000,000
General Electric Capital Corp., 1.63%, 07/02/15	15,000,000	15,097,976
HSBC USA Inc., 2.38%, 02/13/15	3,616,000	3,624,607
MassMutual Global Funding II, 0.36%, 12/11/15 (a) (b)	7,850,000	7,857,699
MetLife Institutional Funding II
0.60%, 01/06/15 (a) (b)	4,100,000	4,100,240
1.63%, 04/02/15 (b)	6,000,000	6,019,285
National Australia Bank Ltd., 0.53%, 01/22/15 (a) (b)	5,400,000	5,400,933
National Rural Utilities Cooperative Finance Corp., 0.28%, 05/01/15 (a)	25,000,000	25,000,000
New York Life Global Funding
0.75%, 07/24/15 (b)	3,000,000	3,007,888
0.26%, 10/05/15 (a) (b)	4,500,000	4,501,268
0.23%, 10/29/15 (a) (b)	32,400,000	32,400,000
Royal Bank of Canada, 0.46%, 01/06/15 (a)	29,460,000	29,461,049
Toronto-Dominion Bank, 0.41%, 05/01/15 (a)	42,500,000	42,527,860
Toyota Motor Credit Corp., 0.23%, 01/14/15 (a)	31,000,000	31,000,000
		292,998,805
HEALTH CARE - 0.4%
Genzyme Corp., 3.63%, 06/15/15	8,225,000	8,346,777
INFORMATION TECHNOLOGY - 0.9%
Cisco Systems Inc., 0.28%, 09/03/15 (a)	4,700,000	4,701,081
International Business Machines Corp., 0.75%, 05/11/15	16,425,000	16,457,228
		21,158,309
Total Corporate Bonds and Notes (cost $328,503,891)		328,503,891
GOVERNMENT AND AGENCY OBLIGATIONS - 12.2%
GOVERNMENT SECURITIES - 12.2%
Federal Farm Credit Bank - 1.3% (c)
Federal Farm Credit Bank, 0.18%, 03/12/15	30,000,000	29,999,924
Federal Home Loan Bank - 8.6% (c)
Federal Home Loan Bank
0.25%, 02/20/15 - 12/07/15	36,000,000	36,001,682
0.15%, 03/12/15	6,495,000	6,494,815
0.13%, 03/20/15 - 08/14/15	32,005,000	31,999,347
0.11%, 05/01/15	9,000,000	8,999,642
0.17%, 06/30/15 - 07/22/15	29,750,000	29,750,650
0.20%, 09/25/15	10,000,000	10,001,273
0.23%, 10/30/15	57,515,000	57,533,019
0.11%, 11/06/15 (a)	10,000,000	9,999,427
0.50%, 11/20/15	9,000,000	9,023,834
		199,803,689
Sovereign - 1.9%
Export Development Canada, 0.18%, 01/12/15 (a) (b)	15,000,000	14,999,955
Federal Farm Credit Bank, 0.35%, 07/30/15	3,710,000	3,713,812
Province of Ontario, Canada
0.95%, 05/26/15	17,000,000	17,048,305
1.88%, 09/15/15	8,000,000	8,089,583
		43,851,655
U.S. Treasury Securities - 0.4%
U.S. Treasury Note, 0.09%, 01/31/16 (a)	10,000,000	9,997,365
Total Government and Agency Obligations (cost $283,652,633)		283,652,633
SHORT TERM INVESTMENTS - 60.0%
Certificates of Deposit - 27.2%
Abbey National Treasury Services Plc, 0.37%, 09/04/15 (a)	23,400,000	23,400,000
Bank of Montreal, 0.23%, 01/08/15 (a)	12,000,000	12,000,000
Bank of Nova Scotia
0.24%, 03/20/15 (a)	34,500,000	34,500,000
0.23%, 10/30/15 (a)	26,500,000	26,500,000
Barclays Bank Plc, 0.30%, 03/19/15 (a)	24,000,000	24,000,000
BNP Paribas, 0.29%, 04/30/15 (a)	22,500,000	22,500,000
Canadian Imperial Bank of Commerce, 0.23%, 06/29/15 (a)	40,000,000	40,000,000
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
0.23%, 02/23/15 (a)	29,000,000	29,000,000
0.28%, 09/18/15 (a)	22,500,000	22,500,000
Credit Suisse
0.47%, 03/27/15 (a)	30,600,000	30,600,000
0.49%, 05/08/15 (a)	26,300,000	26,300,000
0.32%, 05/13/15	16,000,000	16,000,000
0.55%, 08/24/15 (a)	5,000,000	5,001,739
Deutsche Bank AG, 0.40%, 01/30/15 (a)	39,750,000	39,750,000
HSBC Bank USA, 0.23%, 08/21/15 (a)	15,000,000	15,000,000

See accompanying Notes to Financial Statements.

	Shares/ Par†	Value
Natexis Banque, 0.27%, 04/06/15	25,000,000	25,000,000
Nordea Bank Finland Plc, 0.19%, 01/12/15	32,500,000	32,500,000
Societe Generale, 0.24%, 01/09/15 (a)	25,000,000	25,000,000
Standard Chartered Bank
0.28%, 01/23/15 (a)	24,000,000	24,000,000
0.32%, 04/10/15 (a)	34,000,000	34,000,000
0.30%, 06/11/15 (a)	12,000,000	12,000,000
Sumitomo Bank NY, 0.20%, 02/12/15	37,000,000	37,000,000
Svenska Handelsbanken AB, 0.19%, 01/16/15	28,000,000	28,000,000
UBS AG
0.30%, 01/20/15 (a)	22,500,000	22,500,000
0.25%, 03/04/15	23,400,000	23,400,000
		630,451,739
Commercial Paper - 14.6%
Australia & New Zealand Banking Group Ltd., 0.28%, 04/30/15 (a)	33,000,000	33,000,000
BPCE SA, 0.26%, 05/20/15 (b)	20,000,000	19,980,308
Coca-Cola Co., 0.15%, 04/13/15 (b)	25,000,000	24,989,375
DNB ASA, 0.21%, 01/12/15	27,000,000	26,998,309
Fairway Finance Corp.
0.14%, 01/14/15 (b)	32,500,000	32,498,357
0.16%, 03/11/15 (b)	16,514,000	16,508,936
General Electric Capital Corp.
0.20%, 03/10/15	24,000,000	23,990,933
0.22%, 04/17/15	19,000,000	18,987,692
HSBC Bank USA, 0.21%, 01/26/15	26,000,000	25,996,208
HSBC USA Inc., 0.23%, 02/17/15	23,000,000	22,993,094
JPMorgan Chase & Co., 0.25%, 02/12/15 (b)	23,000,000	22,993,292
JPMorgan Securities LLC, 0.27%, 06/02/15	20,000,000	19,977,200
Svenska Handelsbanken AB, 0.21%, 04/14/15	20,000,000	19,987,697
Toronto Dominion Holdings (USA), Inc., 0.20%, 01/16/15	30,000,000	29,997,500
		338,898,901
Federal Home Loan Bank - 3.2% (c)
Federal Home Loan Bank, 0.05%, 02/20/15	75,000,000	74,990,177
Federal Home Loan Mortgage Corp. - 1.5% (c)
Federal Home Loan Mortgage Corp., 0.13%, 03/25/15	35,000,000	34,989,510
Repurchase Agreements - 13.5%
Repurchase Agreement with BNP, 0.06% (Collateralized by $11,559,598 Federal Home Loan Mortgage Corp., 2.50-6.50%, due 03/01/20-09/01/43, value $12,674,954, and $31,318,321 Federal National Mortgage Association, 3.00-9.00%, due 04/01/17-06/01/44, value $34,245,046) acquired on 12/31/14, due on 01/02/15 at $46,000,153	46,000,000	46,000,000
Repurchase Agreement with BOA, 0.07% (Collateralized by $97,000 U.S. Treasury Note, 2.63%, due 08/15/20, value $102,077) acquired on 12/31/14, due on 01/02/15 at $100,000	100,000	100,000
Repurchase Agreement with CSI, 0.07% (Collateralized by $410,000 U.S. Treasury Note, 0.38%, due 04/15/15, value $410,584) acquired on 12/31/14, due on 01/02/15 at $400,002	400,000	400,000
Repurchase Agreement with DUB, 0.12% (Collateralized by $4,031,806 Government National Mortgage Association, 5.49%, due 04/20/60, value $4,590,001) acquired on 12/31/14, due on 01/02/15 at $4,500,030	4,500,000	4,500,000
Repurchase Agreement with GSC, 0.07% (Collateralized by $9,597,100 Federal Home Loan Mortgage Corp., 3.50-8.50%, due 04/01/17-09/01/47, value $10,617,369, and $13,580,333 Federal National Mortgage Association, 2.27-8.00%, due 07/01/17-08/01/44, value $14,882,631) acquired on 12/26/14, due on 01/02/15 at $25,000,340	25,000,000	25,000,000
Repurchase Agreement with GSC, 0.07% (Collateralized by $9,905,170 Federal Home Loan Mortgage Corp., 2.35-7.00%, due 05/01/17-03/01/44, value $10,744,912, and $18,086,305 Federal National Mortgage Association, 1.85-8.00%, due 12/01/17-09/01/44, value $19,855,088) acquired on 12/29/14, due on 01/05/15 at $30,000,408	30,000,000	30,000,000
Repurchase Agreement with GSC, 0.08% (Collateralized by $11,248,274 Federal Home Loan Mortgage Corp., 3.00-8.00%, due 08/01/17-12/01/44, value $12,422,740, and $16,476,525 Federal National Mortgage Association, 2.50-9.00%, due 02/01/18-08/01/44, value $18,177,260) acquired on 12/31/14, due on 01/07/15 at $30,000,467	30,000,000	30,000,000
Repurchase Agreement with GSC, 0.08% (Collateralized by $57,702 Federal Home Loan Mortgage Corp., 2.49%, due 07/01/43, value $58,310, and $1,282,071 Federal National Mortgage Association, 3.24-5.39%, due 02/01/17-07/01/43, value $1,369,691) acquired on 12/31/14, due on 01/02/15 at $1,400,006	1,400,000	1,400,000
Repurchase Agreement with HSB, 0.07% (Collateralized by $670,000 Federal National Mortgage Association, 3.50%, due 11/01/42, value $613,074) acquired on 12/31/14, due on 01/02/15 at $600,002	600,000	600,000
Repurchase Agreement with RBC, 0.08% (Collateralized by $45,640,997 Federal Home Loan Mortgage Corp., 2.67-3.27%, due 05/01/40-09/01/44, value $48,107,806, and $113,963,404 Federal National Mortgage Association, 0.00-6.50%, due 06/01/17-12/20/44, value $120,906,194) acquired on 12/31/14, due on 01/02/15 at $165,700,736	165,700,000	165,700,000
Repurchase Agreement with RBS, 0.07% (Collateralized by $485,000 U.S. Treasury Bond, 3.00%, due 11/15/44, value $510,490) acquired on 12/31/14, due on 01/02/15 at $500,002	500,000	500,000

See accompanying Notes to Financial Statements.

	Shares/ Par†	Value
Repurchase Agreement with TDS, 0.08% (Collateralized by $7,634,700 U.S. Treasury Note, 3.13%, due 05/15/19, value $8,160,082) acquired on 12/31/14, due on 01/02/15 at $8,000,036	8,000,000	8,000,000
		312,200,000
Total Short Term Investments (cost $1,391,530,327)		1,391,530,327
Total Investments - 86.4% (cost $2,003,686,851)		2,003,686,851
Other Assets and Liabilities, Net - 13.6%		316,578,453
Total Net Assets - 100.0%		$2,320,265,304

(a)                                 Variable rate security. Rate stated was in effect as of December 31, 2014.

(b)                                 The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933 to be liquid based on procedures approved by the Trust’s Board of Trustees.  As of December 31, 2014, the aggregate value of these liquid securities was $195,257,535 which represented 8.4% of net assets.

(c)                                  Securities in this category are direct debt of the agency and not collateralized by mortgages.

JNL Money Market Fund

Percentage of Total Investments
Portfolio Composition:
Financials	14.6%
Government Securities	14.2
Information Technology	1.1
Health Care	0.4
Consumer Discretionary	0.3
Short Term Investments	69.4
Total Investments	100.0%

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Notes to Schedules of Investments

December 31, 2014

Currency Abbreviations:

EUR - European Currency Unit (Euro)

USD - United States Dollar

Abbreviations:

ABS - Asset -Backed Security

GO - General Obligation

REMIC - Real Estate Mortgage Investment Conduit

TBA -To Be Announced (Securities purchased on a delayed delivery basis)

Counterparty Abbreviations:

BNP - BNP Paribas Securities

BOA – Bancamerica Securities/Bank of America NA

CSI - Credit Suisse Securities, LLC

DUB - Deutsche Bank Alex Brown Inc.

GSC - Goldman Sachs & Co.

HSB - HSBC Securities, Inc.

RBC - Royal Bank of Canada

RBS - Royal Bank Of Scotland

TDS – TD Securities Inc.

† Par amounts are listed in United States Dollars unless otherwise noted.

Restricted Securities - The Funds invests in securities that are restricted under the 1933 Act or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act.  As of December 31, 2014, the following Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act which are deemed to be liquid, as follows:

	Initial Acquisition Date	Cost	Ending Value	Percent of Net Assets
JNL/PPM America Total Return Fund
American Airlines Pass-Through Trust, 5.60%, 07/15/20	07/30/2014	$3,094,470	$3,160,227	0.3%
Citigroup Mortgage Loan Trust REMIC, 3.50%, 08/25/23	06/25/2014	2,832,944	2,887,683	0.3
Scientific Games International Inc., 7.00%, 01/01/22	12/02/2014	2,447,000	2,477,587	0.2
Verizon Communications Inc., 5.01%, 08/21/54	08/25/2014	3,518,733	4,627,538	0.4
		$11,893,147	$13,153,035	1.2%

Schedule of Open Futures Contracts

	Expiration	Contracts Long / (Short)	Unrealized Appreciation / (Depreciation)
JNL/PPM America Low Duration Bond Fund
U.S. Treasury Note Future, 2-Year	March 2015	181	$(66,666)
U.S. Treasury Note Future, 5-Year	March 2015	(613)	55,735
			$(10,931)

JNL/PPM America Total Return Fund
Euro FX Currency Future	March 2015	(34)	$145,517
U.S. Treasury Long Bond Future	March 2015	(142)	(481,473)
U.S. Treasury Note Future, 10-Year	March 2015	(832)	(527,928)
U.S. Treasury Note Future, 2-Year	March 2015	(26)	7,684
U.S. Treasury Note Future, 5-Year	March 2015	(297)	15,208
Ultra Long Term U.S. Treasury Bond Future	March 2015	(57)	(368,186)
			$(1,209,178)

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Statements of Assets and Liabilities

December 31, 2014

	JNL/PPM America Low Duration Bond Fund	JNL/PPM America Total Return Fund	JNL Money Market Fund
Assets
Investments - unaffiliated, at value (a)(d)	$616,401,099	$1,074,305,139	$1,691,486,851
Investments - affiliated, at value (b)	37,179,888	72,835,145	—
Repurchase agreements (a)	—	—	312,200,000
Total investments, at value (c)	653,580,987	1,147,140,284	2,003,686,851
Cash	9,566	156,564	321,017,306
Foreign currency (e)	—	47,558	—
Receivable for investments sold	—	16,712,999	20,978
Receivable for fund shares sold	—	68,794	—
Receivable from affiliated funds’ shareholders	—	—	43,023
Receivable for dividends and interest	2,841,183	8,842,869	760,391
Receivable for variation margin	7,665	23,375	—
Receivable for deposits with brokers	542,760	1,992,496	—
Other assets	—	—	1
Total assets	656,982,161	1,174,984,939	2,325,528,550

Liabilities
Payable for advisory fees	226,267	459,725	384,291
Payable for administrative fees	51,270	92,724	—
Payable for 12b-1 fee (Class A)	36,935	65,819	—
Payable for investment securities purchased	19,944,587	34,223,775	4,723,482
Payable for fund shares redeemed	—	88,628	—
Payable for dividends	—	—	11,559
Payable for trustee fees	3,032	11,415	73,295
Payable for other expenses	10,391	76,998	8,388
Payable for variation margin	95,781	293,216	—
Payable to adviser	—	—	62,231
Payable upon return of securities loaned	13,573,160	44,951,314	—
Total liabilities	33,941,423	80,263,614	5,263,246
Net assets	$623,040,738	$1,094,721,325	$2,320,265,304

Net assets consist of:
Paid-in capital	$624,914,300	$1,058,988,729	$2,320,303,640
Undistributed (excess of distributions over) net investment income	95,708	25,385,403	(68,147)
Accumulated net realized gain (loss)	(596,636)	1,451,241	29,811
Net unrealized appreciation (depreciation) on investments and foreign currency	(1,372,634)	8,895,952	—
	$623,040,738	$1,094,721,325	$2,320,265,304

Shares outstanding (no par value), unlimited shares authorized	62,271,976	92,401,273	2,320,303,947
Net asset value per share	$10.01	$11.85	$1.00

(a) Investments - unaffiliated, at cost	$617,762,801	$1,064,196,503	$2,003,686,851
(b) Investments - affiliated, at cost	37,179,888	72,835,145	—
(c) Total investments, at cost	$654,942,689	$1,137,031,648	$2,003,686,851
(d) Including value of securities on loan	$13,308,487	$43,879,425	$—
(e) Foreign currency, at cost	—	49,270	—

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Statements of Operations

For the Year Ended December 31, 2014

	JNL/PPM America Low Duration Bond Fund	JNL/PPM America Total Return Fund	JNL Money Market Fund
Investment income
Dividends(a)	$1,670	$555,739	$—
Interest	7,571,003	30,848,562	4,637,522
Securities lending (a)	31,908	230,416	—
Total investment income	7,604,581	31,634,717	4,637,522

Expenses
Advisory fees	2,099,184	4,296,019	4,846,411
Administrative fees	467,469	861,857	—
12b-1 fee (Class A)	934,955	1,723,746	—
Legal fees	2,151	3,939	11,874
Trustee fees	6,679	11,939	37,816
Other expenses	82,308	101,586	47,587
Total expenses	3,592,746	6,999,086	4,943,688
Contractual expense waiver	—	—	(227,597)
Voluntary expense waiver	—	—	(181,665)
Net expenses	3,592,746	6,999,086	4,534,426
Net investment income	4,011,835	24,635,631	103,096

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	1,861,312	9,661,666	35,257
Swap agreements	—	30,281	—
Foreign currency related items	—	(14,439)	—
Futures contracts	(660,347)	(4,865,757)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(1,360,163)	15,445,178	—
Foreign currency related items	(1)	(3,506)	—
Futures contracts	(402,766)	(2,693,786)	—
Net realized and unrealized gain (loss)	(561,965)	17,559,637	35,257

Net increase in net assets from operations	$3,449,870	$42,195,268	$138,353

(a) Income from affiliated investments	$33,578	$234,979	$—

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Statements of Changes in Net Assets

	JNL/PPM America Low Duration Bond Fund		JNL/PPM America Total Return Fund
	For the Year Ended December 31, 2014	For the Period Ended December 31, 2013(a)	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Operations
Net investment income	$4,011,835	$647,534	$24,635,631	$16,181,907
Net realized gain	1,200,965	299,883	4,811,751	983,634
Net change in unrealized appreciation (depreciation)	(1,762,930)	390,296	12,747,886	(18,109,318)
Net increase (decrease) in net assets from operations	3,449,870	1,337,713	42,195,268	(943,777)
Distributions to shareholders
From net investment income
Class A	(4,228,679)	(824,913)	(17,982,481)	(9,577,057)
From net realized gains
Class A	(1,732,765)	(58,593)	(26,722)	(15,303,630)
Total distributions to shareholders	(5,961,444)	(883,506)	(18,009,203)	(24,880,687)
Share transactions(1)
Proceeds from the sale of shares
Class A	220,715,215	438,731,643	587,478,985	203,653,202
Reinvestment of distributions
Class A	5,961,444	883,506	18,009,203	24,880,687
Cost of shares redeemed
Class A	(34,030,962)	(7,162,741)	(130,793,954)	(94,532,291)
Net increase in net assets from share transactions	192,645,697	432,452,408	474,694,234	134,001,598
Net increase net assets	190,134,123	432,906,615	498,880,299	108,177,134
Net assets beginning of year	432,906,615	—	595,841,026	487,663,892
Net assets end of year	$623,040,738	$432,906,615	$1,094,721,325	$595,841,026
Undistributed (excess of distributions over) net investment income	$95,708	$17,984	$25,385,403	$17,976,409

(1)Share transactions
Shares sold
Class A	21,841,444		43,833,319		49,500,724		17,128,565
Reinvestment of distributions
Class A	596,741		88,262		1,521,048		2,199,884
Shares redeemed
Class A	(3,373,139)		(714,651)		(11,054,503)		(8,118,035)
Net increase
Class A	19,065,046		43,206,930		39,967,269		11,210,414
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$987,869,633	(b)	$874,502,811	(c)	$1,524,943,913	(d)	$1,049,427,291	(e)
Proceeds from sales of securities	798,733,779	(b)	443,693,883	(c)	1,053,210,470	(d)	936,728,772	(e)

(a)  Period from September 16, 2013 (commencement of operations).

(b)  Amounts include $337,659,060 and $296,240,726 of purchases and sales, respectively, of U.S. Government Securities.

(c) Amounts include $431,896,996 and $365,286,112 of purchases and sales, respectively, of U.S. Government Securities.

(d)  Amounts include $662,641,962 and $480,392,438 of purchases and sales, respectively, of U.S. Government Securities.

(e)  Amounts include $492,345,725 and $525,020,112 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

	JNL Money Market Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Operations
Net investment income	$103,096	$239,750
Net realized gain	35,257	54,126
Net change in unrealized appreciation	—	—
Net increase in net assets from operations	138,353	293,876
Distributions to shareholders
From net investment income
Institutional Class	(222,605)	(239,750)
From net realized gains
Institutional Class	(54,974)	—
Total distributions to shareholders	(277,579)	(239,750)
Share transactions(1)
Proceeds from the sale of shares
Institutional Class	30,793,325,228	29,101,347,235
Cost of shares redeemed
Institutional Class	(30,950,613,314)	(28,747,891,223)
Net increase (decrease) in net assets from share transactions	(157,288,086)	353,456,012
Net increase (decrease) net assets	(157,427,312)	353,510,138
Net assets beginning of year	2,477,692,616	2,124,182,478
Net assets end of year	$2,320,265,304	$2,477,692,616
Undistributed (excess of distributions over) net investment income	$(68,147)	$100,890

(1)Share transactions
Shares sold
Institutional Class	30,793,325,228		29,101,347,235
Shares redeemed
Institutional Class	(30,950,613,314)		(28,747,891,223)
Net increase/(decrease)
Institutional Class	(157,288,086)		353,456,012
Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$1,288,676,493	(a)	$1,641,560,671	(b)
Proceeds from sales of securities	1,654,569,828	(a)	1,409,182,521	(b)

(a)  Amounts include $776,264,362 and $982,853,698 of purchases and sales, respectively, of U.S. Government Securities.

(b)  Amounts include $863,078,413 and $878,337,526 of purchases and sales, respectively, of U.S. Government Securities.

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from
		Investment Operations			Distributions from						Supplemental Data			Ratios(b)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income		Net Realized Gains on Investment Transactions		Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover (d)		Net Expenses to Average Net Assets		Total Expenses to Average Net Assets		Net Investment Income (Loss) to Average Net Assets
JNL/PPM America Low Duration Bond Fund
12/31/2014	$10.02	$0.09	$—	$0.09	$(0.07)		$(0.03)		$10.01	0.88%	$623,041	164	%(e)	0.77%		0.77%		0.86%
12/31/2013(f)	10.00	0.02	0.02	0.04	(0.02)		(0.00	)(g)	10.02	0.41	432,907	125	(e)	0.75		0.75		0.57
JNL/PPM America Total Return Fund
12/31/2014	11.36	0.34	0.35	0.69	(0.20)		(0.00	)(g)	11.85	6.06	1,094,721	94	(i)	0.81		0.81		2.86
12/31/2013	11.83	0.33	(0.31)	0.02	(0.19)		(0.30)		11.36	0.20	595,841	102	(i)	0.80		0.80		2.84
12/31/2012	10.72	0.25	0.86	1.11	(0.00	)(g)	(0.00	)(g)	11.83	10.44	487,664	229	(i)	0.80		0.80		2.15
12/31/2011(j)	11.73	0.04	0.04	0.08	(0.49)		(0.60)		10.72	0.87	301,591	33	(i)	0.76	(h)	0.76	(h)	2.41
10/31/2011	12.38	0.50	0.27	0.77	(0.54)		(0.88)		11.73	7.25	29,476	302	(i)	0.61		0.61		4.36
10/31/2010	11.94	0.53	1.09	1.62	(0.49)		(0.69)		12.38	14.88	27,488	246	(i)	0.60		0.60		4.56
JNL Money Market Fund
12/31/2014	1.00	—	—	—	(0.00	)(g)	—		1.00	0.01	2,320,265	N/A		0.17		0.19		0.00
12/31/2013	1.00	—	—	—	(0.00	)(g)	—		1.00	0.01	2,477,693	N/A		0.18		0.19		0.01
12/31/2012	1.00	—	—	—	(0.00	)(g)	—		1.00	0.05	2,124,182	N/A		0.19		0.19		0.05
12/31/2011(j)	1.00	—	—	—	(0.00	)(g)	—		1.00	0.01	2,040,502	N/A		0.19		0.19		0.03
10/31/2011	1.00	—	—	—	(0.00	)(g)	—		1.00	0.05	1,894,400	N/A		0.19		0.20		0.05
10/31/2010	1.00	—	—	—	(0.00	)(g)	—		1.00	0.06	1,510,322	N/A		0.20		0.20		0.06

(a)      Calculated using the average shares method.

(b)      Annualized for periods less than one year.

(c)       Total return assumes reinvestment of all distributions for the period.  Total return is not annualized for periods less than one year.

(d)      Portfolio turnover is not annualized for periods of less than one year and excludes dollar roll transactions.

(e)       Portfolio turnover including dollar roll transactions for JNL/PPM America Low Duration Bond Fund was 129% and 175% in 2013 and 2014, respectively.

(f)        Commencement of operations for JNL/PPM America Low Duration Bond Fund was September 16, 2013.

(g)      Amount represents less than $0.005.

(h)      The JNL/PPM America Total Return Fund began charging an annual 12b-1 fee of 0.20% of average daily net assets on December 12, 2011.

(i)        Portfolio turnover including dollar roll transactions for JNL/PPM America Total Return Fund was 454% for the year ended October 31, 2010, 410% for the year ended October 31, 2011, 56% for the period ended December 31, 2011, 328% for the year ended December 31, 2012, 168% for the year ended December 31, 2013 and 125% for the year ended December 31, 2014.

(j)        For the two months ended December 31, 2011.

See accompanying Notes to Financial Statements.

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2014

NOTE 1.  ORGANIZATION

The JNL Investors Series Trust (“Trust”) was organized under the laws of Massachusetts, by a Declaration of Trust, dated July 28, 2000.  The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, (“1940 Act”), and the Securities Act of 1933, as amended, (“1933 Act”) as an open-end management investment company issuing its shares in various series. Each series is known as a “Fund” (collectively, “Funds”) and represents a distinct portfolio with its own investment objectives and policies.  The Trust currently consists of three (3) separate Funds, JNL/PPM America Low Duration Bond Fund and JNL/PPM America Total Return Fund, for which PPM America, Inc. serves as the Sub-Adviser, and JNL Money Market Fund, for which Wellington Management Company, LLP serves as Sub-Adviser.  JNL/PPM America Low Duration Bond Fund, JNL/PPM America Total Return Fund and JNL Money Market Fund are diversified investment companies as defined in the 1940 Act.

Jackson National Asset Management, LLC (“JNAM” or “Adviser”), a wholly-owned subsidiary of Jackson National Life Insurance Company® (“Jackson”), serves as investment adviser to each of the Funds.  Jackson is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is the United States of America.  PPM America, Inc., the Sub-Adviser for JNL/PPM America Low Duration Bond Fund and JNL/PPM America Total Return Fund, is an affiliate of JNAM.  At December 31, 2014, affiliated investment companies owned 100% of the outstanding capital shares of JNL/PPM America Low Duration Bond Fund, JNL/PPM America Total Return Fund and JNL Money Market Fund.

JNL/PPM America Low Duration Bond Fund and JNL/PPM America Total Return Fund presently offer one class of shares, Class A, which are available for investment to certain Funds in the JNL Series Trust and Curian Variable Series Trust, open end management investment companies advised by JNAM and Curian Capital, LLC (“Curain”), a subsidiary of Jackson and an affiliate of JNAM, respectively.  JNL Money Market Fund offers an Institutional Class of shares.  Institutional Class shares are not sold to retail investors but are available for investment to affiliated Funds.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Security Valuation - Under the Trust’s valuation policy and procedures, the Trust’s Board of Trustees (“Board” or “Trustees”) has delegated the daily operational oversight of the securities valuation function to the JNAM Pricing Committee (“Pricing Committee”), which consists of certain officers of the Trust and JNAM management.  The Pricing Committee is responsible for determining fair valuations for any security for which market quotations are not readily available.  For those securities fair valued under procedures adopted by the Board, the Pricing Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available.  The Pricing Committee’s fair valuation determinations are subject to review by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.  For fair valuation determinations that are deemed significant, the Board is promptly notified, in detail, of the fair valuation.

The net asset value (“NAV”) of each Fund shall be determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.  Debt securities are generally valued by independent pricing services approved by the Board.  Pricing services utilized to value debt securities may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; broker quotes; and other relevant data.  If pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation for a long position and ask quotation for a short position or an evaluated price, as applicable, obtained from each Fund’s Sub-Adviser, a broker/dealer or widely used quotation system.  All securities in the JNL Money Market Fund, as permitted by compliance with applicable provisions of Rule 2a-7 under the 1940 Act, and other short-term securities maturing within sixty (60) days are valued at amortized cost, unless it is determined that such practice does not approximate market value.  Futures contracts traded on an exchange are generally valued at the exchange’s settlement price. If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the local exchange.  Centrally cleared swap agreements, listed on a multilateral or trade facility platform, such as a registered exchange, are valued by the respective exchange.  The exchange determines a daily settlement price via pricing models which use, as appropriate, its members’ actionable levels across complete term structures along with information obtained from external third party price providers.  Stocks traded on an exchange are generally valued at the official closing price of the exchange where the security is principally traded.  If there is no official closing price for the security, the security may be valued at the last quoted sale price on the exchange where the security is principally traded or final bid price in the absence of a sale.  Stocks not listed on a national or foreign stock exchange may be valued at the closing bid price on the over the counter market.  Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date.  The Securities Lending Cash Collateral Fund LLC, which provides daily liquidity, is valued at the daily reported NAV of the fund, as a practical expedient, as of the close of the NYSE on each valuation date.

Market quotations may not be readily available for certain investments or it may be determined that a quotation of an investment does not represent market value.  In such instances, the investment is valued as determined in good faith using procedures approved by the Board.  Situations that may require an investment to be fair valued may include instances where a security is thinly traded, halted or restricted as to resale.  In addition, investments may be fair valued based on the occurrence of a significant event.  Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults.  Alternatively, significant events may affect an entire market, such as natural disasters, government action and significant changes in value of U.S. securities markets.  Securities are fair valued based on observable and unobservable inputs, including the Adviser’s or Pricing Committee’s own assumptions in determining the fair value of an investment.  Under the procedures approved by the Board, the Adviser may utilize pricing services or other sources, including each Fund’s Sub-Adviser, to assist in determining the fair value of an investment.  Factors considered to

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2014

determine fair value may include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading or other market data.

If an investment is valued at a fair value for purposes of calculating a Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value.  Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

Distributions to Shareholders - The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.  JNL/PPM America Low Duration Bond Fund and JNL/PPM America Total Return Fund generally declare and pay dividends from net investment income annually, but may pay more frequently to avoid excise tax.  JNL Money Market Fund declares dividends daily and pays dividends monthly.  Distributions of net realized capital gains, if any, will be distributed at least annually, to the extent they exceed available capital loss carryforwards.

Security Transactions and Investment Income - Security transactions are recorded on the trade date for financial reporting purposes.  Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date.  Income received in lieu of dividends for securities loaned is included in dividends in the Statements of Operations.  Interest income, including level-yield amortization of discounts and premiums, is accrued daily.  A Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful.  A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.  Realized gains and losses are determined on the specific identification basis.

Expenses - Expenses are recorded on an accrual basis.  Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund.  Other Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

Guarantees and Indemnifications - In the normal course of business, the Trust may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  However, since their commencement of operations, the Funds have not had claims or losses pursuant to their contracts and expect the risk of loss to be remote.  The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Recent Accounting Pronouncements - In June 2014, FASB released Accounting Standards Update (“ASU”) 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings and Disclosures”.  The amendments in this ASU change the accounting for repurchase-to-maturity transactions and linked repurchase financings to secured borrowing accounting, which is consistent with the accounting for other repurchase agreements.  The amendments also require two new disclosures.  The first disclosure requires an entity to disclose information on transfers accounted for as sales in transactions that are economically similar to repurchase agreements.  The second disclosure provides increased transparency about the types of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings.  ASU 2014-11 is effective for the first interim and annual period beginning on or after December 15, 2014.  Management is currently evaluating the impact the ASU may have on the Funds’ financial statements.

NOTE 3.  FASB ASC TOPIC 820, “FAIR VALUE MEASUREMENT”

This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  Various inputs are used in determining the value of a Fund’s investments under FASB ASC Topic 820 guidance.  The inputs are summarized into three broad categories.

Level 1 includes valuations based on quoted prices of identical securities in active markets including valuations for securities listed on a national or foreign stock exchange or investments in mutual funds and securities lending collateral, which is valued as a practical expedient at its daily reported NAV.

Level 2 includes valuations determined from significant direct or indirect observable inputs.  Direct observable inputs include broker quotes, third party prices, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values.  Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings.  Level 2 includes valuations for fixed income securities, broker quotes in active markets, securities subject to corporate actions, centrally cleared swap agreements or securities valued at amortized cost.

Level 3 includes valuations determined from significant unobservable inputs including the Adviser’s own assumptions in determining the fair value of the investment.  Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features, maturity or anticipated cash flows; or industry specific inputs such as:

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2014

trading activity of similar markets or securities, changes in the security’s underlying index or changes in comparable securities’ models.  Level 3 valuations include securities that are priced based on single source broker quotes, where prices may be unavailable due to halted trading, restricted to resale due to market events, newly issued or investments for which reliable quotes are otherwise not available.

To assess the continuing appropriateness of security valuation, the Adviser regularly compares prior day prices with current day prices, transaction prices and alternative vendor prices.  When the comparison results exceed pre-defined thresholds, the Adviser challenges the prices exceeding tolerance levels with the pricing service or broker.  To verify Level 3 unobservable inputs, the Adviser uses a variety of techniques as appropriate to substantiate these valuation approaches including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes each Fund’s investments in securities and other financial instruments as of December 31, 2014 by valuation level.

	Assets - Securities
	Level 1	Level 2	Level 3	Total
JNL/PPM America Low Duration Bond Fund
Non-U.S. Government Agency ABS	$—	$186,431,564	$—	$186,431,564
Corporate Bonds and Notes	—	317,536,288	2,473,346	320,009,634
Government and Agency Obligations	—	109,959,901	—	109,959,901
Short Term Investments	37,179,888	—	—	37,179,888
Fund Total	$37,179,888	$613,927,753	$2,473,346	$653,580,987
JNL/PPM America Total Return Fund
Non-U.S. Government Agency ABS	$—	$63,854,747	$—	$63,854,747
Corporate Bonds and Notes	—	666,783,188	11,988,219	678,771,407
Government and Agency Obligations	—	326,138,175	—	326,138,175
Preferred Stocks	5,540,810	—	—	5,540,810
Short Term Investments	72,835,145	—	—	72,835,145
Fund Total	$78,375,955	$1,056,776,110	$11,988,219	$1,147,140,284
JNL Money Market Fund
Corporate Bonds and Notes	$—	$328,503,891	$—	$328,503,891
Government and Agency Obligations	—	283,652,633	—	283,652,633
Short Term Investments	—	1,391,530,327	—	1,391,530,327
Fund Total	$—	$2,003,686,851	$—	$2,003,686,851

	Assets - Other Financial Instruments(1)
	Level 1	Level 2	Level 3	Total
JNL/PPM America Low Duration Bond Fund
Open Futures Contracts	$55,735	$—	$—	$55,735
Fund Total	$55,735	$—	$—	$55,735
JNL/PPM America Total Return Fund
Open Futures Contracts	$168,409	$—	$—	$168,409
Fund Total	$168,409	$—	$—	$168,409

	Liabilities - Other Financial Instruments(1)
	Level 1	Level 2	Level 3	Total
JNL/PPM America Low Duration Bond Fund
Open Futures Contracts	$(66,666)	$—	$—	$(66,666)
Fund Total	$(66,666)	$—	$—	$(66,666)
JNL/PPM America Total Return Fund
Open Futures Contracts	$(1,377,587)	$—	$—	$(1,377,587)
Fund Total	$(1,377,587)	$—	$—	$(1,377,587)

(1)Investments in other financial instruments include futures contracts which are reflected at the unrealized appreciation/ (depreciation) on the instrument.

Significant changes in unobservable valuation inputs to a different amount might result in a significantly higher or lower fair value measurement than the one used in a security’s valuation.  The Funds recognize transfers between levels as of the beginning of the period for financial reporting purposes.  There were no significant transfers into or out of Level 1, 2, or 3 for the period.  There were no significant Level 3 valuations for which significant unobservable valuation inputs were developed at December 31, 2014.

NOTE 4.  SECURITIES INVESTMENTS, INVESTMENT RISKS AND REGULATORY MATTERS

U.S. Government Agencies or Government Sponsored Enterprises - Certain Funds may invest in U.S. government agencies or government sponsored enterprises.  U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities.  Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (“U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  U.S.

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2014

Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest paying securities of similar maturities.

Government-related guarantors (i.e., guarantors that are not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”).  FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.  Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government.  FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

FNMA and FHMLC were placed into conservatorship by the Federal Housing Finance Agency (“FHFA”).  As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and each enterprise’s assets.  In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with FNMA and FHLMC.  This agreement contains various covenants that severely limit each enterprise’s operations.  In exchange for entering into these agreements, the U.S. Treasury received senior preferred stock in each enterprise and warrants to purchase each enterprise’s common stock.  The U.S. Treasury created a new secured lending facility, which is available to FNMA and FHLMC as a liquidity backstop and created a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC.  FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Unregistered Securities - A Fund may own certain investment securities, which are unregistered and thus restricted to resale. These securities may also be referred to as “private placements”.  Unregistered securities may be “illiquid” because there is no readily available market for sale of the securities.  Where future dispositions of the securities require registration under the 1933 Act, as amended, the Funds have the right to include those securities in such registration generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

Repurchase Agreements - Certain Funds may invest in repurchase agreements.  In a repurchase agreement, a Fund receives debt securities (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the securities at an agreed upon price and date.  The underlying securities used as collateral for repurchase agreements may be held in safekeeping by the Fund’s Custodian or designated sub-custodians under triparty repurchase agreements.  Earnings on collateral and compensation to the seller are based on agreed upon rates between the seller and the Fund.  Interest earned on repurchase agreements is recorded as interest income to the Fund.  When a repurchase agreement is entered into, a Fund typically receives securities with a value that approximates or exceeds the repurchase price, including any accrued interest earned on the repurchase agreement.  The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties with a frequency and in amounts prescribed in the repurchase agreement.  In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of such collateral may decline.

Delayed-Delivery Securities - JNL/PPM America Low Duration Bond Fund and JNL/PPM America Total Return Fund may purchase or sell securities on a delayed-delivery basis, including To Be Announced (“TBA”) or “To Be Acquired” securities.  These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period.  In TBA transactions, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions.  When delayed-delivery purchases are outstanding, a Fund is required to have sufficient cash and/or liquid securities to cover its commitments on these transactions.  When purchasing a security on a delayed-delivery basis, the Fund assumes the rights of ownership of the security, including the risk of price and yield fluctuations, and considers such fluctuations when determining its NAV.  A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss.  When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains or losses with respect to the security.  Securities purchased on a TBA basis are not settled until they are delivered to the Fund.  In connection with TBA transactions, Funds may maintain a short position related to certain securities.  In connection with these transactions, the Fund owns an equal amount of the securities or holds securities convertible (or exchangeable) into an equal amount of the securities, of the same issuer, as the position held short.

Mortgage-Backed Dollar and Treasury Roll Transactions - JNL/PPM America Low Duration Bond Fund and JNL/PPM America Total Return Fund may sell mortgage-backed or treasury securities and simultaneously contract to repurchase securities at a future date at an agreed upon price.  The Funds may only enter into covered rolls.  A “covered roll” is a type of dollar roll for which a Fund maintains offsetting positions in cash, U.S. Government securities, or other liquid assets which mature on or before the forward repurchase settlement date of the dollar roll transaction.  During the period between the sale and repurchase, a Fund forgoes interest and principal paid on the mortgage-backed securities.  A Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments.  A Fund may dispose of “covered roll” securities after they are entered into and close these positions before their maturity, which may result in a realized gain or loss.

In a mortgage-backed or treasury securities roll transaction, if the repurchased security is determined to be similar, but not substantially the same, the transaction is accounted for as a purchase and sale.  Any gains, losses and any income or fees earned are recorded to realized gain or loss.  If the repurchased security is determined to be substantially the same, the transaction is accounted for as a secured borrowing, rather than as a purchase and

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December 31, 2014

sales transaction.  Any income or fees earned are recorded to investment income and financing costs associated with the transaction are recorded to interest expense.  For the year ended December 31, 2014, JNL/PPM America Low Duration Bond Fund and JNL/PPM America Total Return Fund did not transact in treasury transactions characterized as secured borrowing transactions.

Dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

Securities Lending and Securities Lending Collateral - The JNL/PPM America Low Duration Bond Fund and JNL/PPM America Total Return Fund participate in an agency based securities lending program.  Per the securities lending agreement, the securities lending agent is authorized to loan securities on behalf of the Funds to approved borrowers and is required to maintain collateral.  Each Fund receives cash collateral against the loaned securities in an amount equal to at least 100% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day.  The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment and securities loaned.  The Fund also bears the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

JPMorgan Chase Bank, N.A. (“JPM Chase” or “Custodian”) serves as securities lending agent to the Funds.  The cash collateral is invested in the Securities Lending Cash Collateral Fund LLC, a limited liability company sponsored by the Adviser.  Although the Securities Lending Cash Collateral Fund LLC is not a registered fund under the 1940 Act, and is not a “money market fund”, it typically has daily liquidity and invests in high quality U.S. dollar-denominated instruments that qualify at time of purchase as “eligible securities” within the meaning of Rule 2a-7 under the 1940 Act, which governs money market funds.  The Securities Lending Cash Collateral Fund LLC is only offered to the Funds and JNAM affiliated funds.  Short-term securities in the Securities Lending Cash Collateral Fund LLC are valued at amortized cost, unless it is determined that such practice does not approximate market value.  Each Fund also bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a decline in value of the Securities Lending Cash Collateral Fund LLC.

Cash collateral received from the borrower is recorded in the Statements of Assets and Liabilities as payable upon return of securities loaned.  Investments acquired with such cash collateral are reported in a manner consistent with other portfolio investments held by each Fund as investment - at value on the Statements of Assets and Liabilities.  The value of securities on loan is disclosed under footnote (d) on the Statements of Assets and Liabilities.  Each Fund’s net exposure to a borrower is determined by the amount of any excess or shortfall in cash collateral received compared to the value of securities on loan.

Market, Credit and Counterparty Risk - In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”) or failure of the other party to a transaction to perform (“credit risk”).  Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default.  Financial assets, which potentially expose the Funds to credit risk, consist principally of investments and cash due from counterparties (“counterparty risk”).  The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets is incorporated within their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.  For certain derivative contracts, the potential loss could exceed the value of the financial assets recorded in the financial statements.

Money Market Fund Reform - In July 2014, the SEC voted to amend the rules under the Act applicable to money market funds which are intended to address perceived systematic risks associated with money market funds and to improve transparency for money market fund investors.  Funds which do not meet the definitions of a retail money market fund or government money market fund will be required to have a floating NAV.  The rules also contemplate the implementation of liquidity fees and redemption gates for non-government money market funds in times of market stress.  The SEC also adopted additional diversification, stress-testing and disclosure measures.  Additionally, the Financial Stability Oversight Council (“FSOC”), a board of U.S. regulators established by the Dodd-Frank Act, had proposed certain recommendations for money market fund reform.  There can be no assurance that there will not be future FSOC action relating to money market funds.  The amendments have staggered compliance dates with a majority of these amendments being required on October 14, 2016, two years after the effective date for the rule amendments.  The degree to which a money market fund will be impacted by the rule amendments will depend upon the type of fund and type of investors.  At this time, management is evaluating the implications of these amendments and their impact to the Fund’s operations and financial statements.

NOTE 5. INVESTMENT TRANSACTION AGREEMENTS AND COLLATERAL

Under various agreements, certain investment transactions require collateral to be pledged to/from a Fund and a counterparty or segregated at the custodian.  U.S. Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of high quality or sovereign securities may be used.  Securities held by a Fund that are used as collateral are identified as such within the Schedules of Investments.

Master Netting Agreements (“Master Agreements”) - Certain Funds are subject to various Master Agreements, which govern the terms of certain transactions and mitigate the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty.  Since different types of financial transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty.  A Fund may net exposure and collateralize multiple transaction types governed by the same

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Notes to Financial Statements

December 31, 2014

Master Agreement with the same counterparty and may close out and net its total exposure to a counterparty in the event of a default and/or termination event with respect to all the transactions governed under a single agreement with a counterparty.  Each Master Agreement defines whether the Fund is contractually able to net settle daily payments.  Additionally, certain circumstances, such as laws of a particular jurisdiction or settlement of amounts due in different currencies, may prohibit or restrict the right of offset as defined in the Master Agreements.

Master Agreements also help limit credit and counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.  Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Agreement.  A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.  To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.  The Funds’ Sub-Advisers attempt to limit counterparty risk by only entering into Master Agreements with counterparties which the Sub-Adviser believes to have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.  For swap agreements executed with a Derivatives Clearing Organization (“DCO”) in a multilateral or other trade facility platform (“centrally cleared swaps”), counterparty risk is reduced by shifting exposure from the counterparty to the DCO.  Additionally, the DCO has broad powers to provide an orderly liquidation in the event of a default.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) - Master Repo Agreements govern repurchase, reverse repurchase and treasury roll transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation and confirmation, income payments and transfer, events of default, termination, and maintenance of collateral.  In the event of default, the total value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.  Securities purchased under repurchase agreements are reflected as an asset on a Fund’s Statement of Assets and Liabilities.  The value of repurchase agreements and collateral pledged or received by a counterparty are disclosed in the Schedules of Investments.  A Fund’s net exposure to the counterparty is determined by the amount of any excess or shortfall in collateral compared to the value of the repurchase agreement.

Customer Account Agreements - Customer Account Agreements and related addendums govern cleared derivative transactions such as futures and centrally cleared derivatives.  If a Fund transacts in centrally cleared derivatives, the Sub-Adviser is a party to agreements with (1) a Futures Commissions Merchant (“FCM”) in which the FCM facilitates the execution of the centrally cleared derivative with the DCO and (2) with an executing broker/swap dealer to agree to the terms of the swap and resolution process in the event the centrally cleared swap is not accepted for clearing by the designated DCO.  Cleared derivatives transactions require posting an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin” as determined by each relevant clearing agency and is segregated at an FCM which is registered with the Commodity Futures Trading Commission (“CFTC”) or the applicable regulator.  The Fund receives from, or pays to, the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts.  Such receipts or payments are known as the “variation margin”.  Variation margin received may not be netted between futures and centrally cleared derivatives.  In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to the Fund’s assets in the segregated account.  Additionally, portability of exposure in the event of default further reduces risk.

NOTE 6.  FINANCIAL DERIVATIVE INSTRUMENTS

Futures Contracts - A futures contract is a standardized contract obligating two parties to exchange a specified asset at an agreed upon price and date.  Variation margin is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized.  Futures contracts involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.  The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the securities held by the Fund or the change in the value of an underlying entity and the prices of the futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market.  With futures, counterparty risk is reduced to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, acting as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Swap Agreements - Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.  Centrally cleared swap agreements are executed and centrally cleared with a DCO.  Centrally cleared swap agreements are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss.  Daily changes in valuation are recorded as a receivable or payable, as appropriate, and received from or paid to the DCO on a daily basis until the contracts are terminated at which time a realized gain or loss is recorded.  The use of centrally cleared swaps may require a Fund to commit initial and variation margin.  A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss.  Net periodic payments received or paid by a Fund are included as part of realized gain or loss.   Entering into centrally cleared swap agreements involves, to varying degrees, elements of interest, credit and market risk in excess of the variation margin recorded by the Fund.

Credit Default Swap Agreements on Credit Indices — A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swap agreements or bonds, to protect investors owning bonds against default and to speculate on changes in credit quality.  A credit index is a basket of credit instruments or exposures designed to represent a portion of the credit market.  These indices consist of reference credits that are considered to be the liquid entities in the credit default swap market based on the index sector.  Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities and emerging market securities.  These components can be determined based upon various credit ratings within each sector.  Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates.  An index credit default swap references all the issuers in the index, and if there is a credit event, the credit

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Notes to Financial Statements

December 31, 2014

event is settled based on that issuer’s weight in the index.  The composition of the indices changes periodically, usually every six months, and for most indices, each issuer has an equal weight in the index.

Credit default swap agreements on credit indices involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced index.  As a seller of protection, a Fund will generally receive from the buyer of protection a premium in return for such protection and/or a fixed rate of income throughout the term of the swap if there is no credit event.  A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, restructuring, write-down, principal shortfall or interest shortfall.  As a seller, a Fund adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.  If a Fund is a seller or buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either pay to/receive from the buyer or seller of protection an amount prescribed in that particular swap agreement.  Until a credit event occurs, recovery values are determined by market makers considering either industry standard recovery rates or entity specific factors and considerations.  When a credit event occurs, the recovery value is determined by a facilitated auction, administered by the International Swaps and Derivatives Association Inc., whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Either as a seller of protection or a buyer of protection of a credit default swap agreement, a Fund’s maximum risk of loss from counterparty risk is the fair value of the agreement.  The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.  Notional amounts of all credit default swap agreements outstanding as of December 31, 2014, for which a Fund is the seller of protection, are disclosed in the Notes to the Schedules of Investments.  These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

FASB ASC Topic 815, “Derivatives and Hedging” and Financial Instruments Eligible for Offset - FASB ASC Topic 815 includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit related contingent features in derivative instruments; as well as quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and losses, and volume of activity for derivative instruments.  Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure which is categorized as credit, equity price, interest rate, and foreign currency exchange rate risk.  The following disclosures include:  (1) Objectives and strategies for each Fund’s derivative investments during the year. (2) A summary table of the fair valuations of the JNL/PPM America Total Return Fund’s derivative instruments categorized by risk exposure, which references the location on the Statements of Assets and Liabilities and the realized and unrealized gain or loss on the Statements of Operations for each derivative instrument as of December 31, 2014.  The JNL/PPM America Low Duration Bond Fund held only one type of derivative during the year and is not included in the tables as the location on the Statements of Assets and Liabilities as receivable or payable for variation margin and the realized and unrealized gain loss on the Statements of Operations can be referenced directly on the Fund’s respective statements.  (3) A table reflecting each Fund’s average monthly derivative volume for the year ended December 31, 2014.

None of the derivative instruments held by the Funds are subject to master netting agreements or a similar agreement and are not eligible for offset in the Statements of Assets and Liabilities as of December 31, 2014.  Net exposure to a Fund for futures contracts and centrally cleared swaps is the variation margin receivable or payable in addition to any collateral pledged for the initial margin on the futures contracts.

Fund Derivative Strategies - The JNL/PPM America Low Duration Bond Fund used futures contracts to obtain exposure to or hedge changes in interest rates and to replicate treasury bond positions.  JNL/PPM America Total Return Fund used futures contracts to obtain exposure to or hedge changes in interest rates, foreign currency rates and to replicate treasury bond positions.  The JNL/PPM America Total Return Fund used centrally cleared credit default swap agreements to provide a measure of protection against defaults of issuers and to obtain credit exposure.

JNL/PPM America Total Return Fund - Derivative Instruments Categorized by Risk Exposure

	Credit	Equity	Foreign Exchange	Interest Rate	Total
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2014:
Assets:
Variation margin on financial derivative instruments	$—	$—	$23,375	$—	$23,375
	$—	$—	$23,375	$—	$23,375
Liabilities:
Variation margin on financial derivative instruments	$—	$—	$—	$293,216	$293,216
	$—	$—	$—	$293,216	$293,216

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2014

JNL/PPM America Total Return Fund - Derivative Instruments Categorized by Risk Exposure (continued)

	Credit	Equity	Foreign Exchange	Interest Rate	Total
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:
Net realized gain (loss) on:
Swap agreements	$30,281	$—	$—	$—	$30,281
Futures contracts	—	—	665,764	(5,531,521)	(4,865,757)
	$30,281	$—	$665,764	$(5,531,521)	$(4,835,476)
Net change in unrealized appreciation (depreciation) on:
Futures contracts and centrally cleared swap agreements	$—	$—	$145,516	$(2,839,302)	$(2,693,786)
	$—	$—	$145,516	$(2,839,302)	$(2,693,786)

The derivative instruments outstanding as of December 31, 2014, as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year ended December 31, 2014, as disclosed in the Statements of Operations, also serve as indicators of the derivative volume for the Funds.  The following is the average monthly derivative volume for the Funds during the year ended December 31, 2014:

	Notional Value at Purchase of Futures Contracts	Notional Amount of Credit Default Swap Agreements
JNL/PPM America Low Duration Bond Fund	$37,141,942	$—
JNL/PPM America Total Return Fund	75,413,040	384,615

Pledged Collateral - The following table summarizes cash collateral pledged by the Funds at December 31, 2014:

Futures Contracts
Pledged Cash
JNL/PPM America Low Duration Bond Fund	$542,760
JNL/PPM America Total Return Fund	1,992,496

NOTE 7.  INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory Fee - The Trust has an investment advisory and management agreement with JNAM, whereby JNAM provides investment management services.  Each Fund pays JNAM an annual fee, accrued daily and paid monthly, based on a specified percentage of the average daily net assets of each Fund.  A portion of this fee is paid by JNAM to the Sub-Advisers as compensation for their services.  The JNL/PPM America Low Duration Bond Fund is obligated to pay JNAM an annual rate of 0.45% for net assets up to $500 million and 0.40% for net assets over $500 million.  The JNL/PPM America Total Return Fund is obligated to pay JNAM an annual rate of 0.50% for net assets up to $1 billion and 0.45% for net assets over $1 billion.  The JNL Money Market Fund is obligated to pay JNAM an annual rate of 0.20% for net assets up to $750 million and 0.18% for net assets over $750 million.

Administrative Fee - JNAM also serves as the “Administrator” to the Funds.  The JNL/PPM America Low Duration Bond Fund and JNL/PPM America Total Return Fund pay JNAM an Administrative Fee at an annual rate of 0.10% of the average daily net assets of each Fund which is accrued daily and paid monthly.  JNAM provides or procures most of the necessary administrative functions and services for the operations of the JNL Money Market Fund at no additional cost.  In accordance with the administration agreement, JNAM is responsible for payment of the following expenses: fund accounting, shareholder reporting, shareholder servicing, certain legal, insurance, custody, audit, and tax fees.  Additionally, JNAM provides transfer agency services.

Fee Waiver and Expense Reimbursements - Pursuant to a contractual expense limitation agreement, effective November 1, 2010, JNAM agreed to waive fees and reimburse expenses of the JNL Money Market Fund to the extent necessary to limit operating expenses of the Fund (excluding brokerage expense, interest, taxes and dividend, and extraordinary expenses) to an annual rate as a percentage of average daily net assets equal to or less than the Fund’s net investment income for the year.  JNAM also voluntarily waived certain fees and reimbursed expenses of the Fund during the year ended December 31, 2014.  In addition, when the Fund receives income sufficient to pay a dividend, under the contractual expense limitation agreement JNAM may recapture previously waived fees and reimbursed expenses from the Fund for a period of three years following the reimbursement period.  During the year ended December 31, 2014, JNAM recovered $79,151 of previously contractual reimbursed expenses.  At December 31, 2014, the amount of potentially recoverable expenses was $227,015 that expires on December 31, 2017.  The contractual net amount of waived expenses and recovered reimbursed expenses are recorded as contractual expense waiver in the Fund’s Statement of Operations.

Rule 12b-1 Fees - JNL/PPM America Low Duration Bond Fund and JNL/PPM America Total Return Fund adopted a Distribution Plan under the provisions under Rule 12b-1 under the 1940 Act for the purpose of reimbursement of certain distribution and related service expenses from the sale and distribution of each Fund’s Class A shares.  Jackson National Life Distributors LLC (“JNLD”), a wholly-owned subsidiary of Jackson and an affiliate of JNAM, is the principal underwriter of the Funds, with responsibility for promoting sales of their shares.  JNLD also is the principal underwriter of the variable insurance products issued by Jackson and its subsidiaries.  For the JNL/PPM America Low Duration Bond Fund and JNL/PPM America Total Return Fund, the maximum annual 12b-1 fee allowed is 0.20% of the average daily net assets attributable to Class A shares.  Amounts charged pursuant

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Notes to Financial Statements

December 31, 2014

to the Distribution Plan are reflected as 12b-1 fees (Class A) in the Statements of Operations.  Institutional Class shares of JNL Money Market Fund have no Rule 12b-1 Fees.

Deferred Compensation Plan - Effective January 1, 2007, the Funds adopted a Deferred Compensation Plan whereby a disinterested Trustee may defer the receipt of all or a portion of their compensation.  These deferred amounts, which remain as liabilities of the Funds, are treated as if invested and reinvested in shares of one or more affiliated funds at the discretion of the applicable Trustees.  These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected Funds.  Liabilities related to deferred balances are included in payable for Trustees fees in the Statements of Assets and Liabilities.  Increases or decreases related to the changes in value of deferred balances are included in Trustees fees set forth in the Statements of Operations.

Investments in Affiliates — JNL/PPM America Low Duration Bond Fund and JNL/PPM America Total Return Fund participate in securities lending and receive cash collateral, which is invested by the Custodian in the Securities Lending Cash Collateral Fund LLC, which is an affiliate of the Funds’ Adviser.  JNAM serves as the Administrator for the Securities Lending Cash Collateral Fund LLC.  The fair value and par value of each Fund’s investment in the Securities Lending Cash Collateral Fund LLC is reported under Securities Lending Collateral in the Schedules of Investments.  Income received from the Securities Lending Cash Collateral Fund LLC is aggregated with income from securities lending when received from the custodian.  During the year ended December 31, 2014, JNL/PPM America Low Duration Bond Fund and JNL/PPM America Total Return Fund invested in a money market fund which is managed by the Adviser.  The JNL Money Market Fund is offered as a cash management tool to the Funds and their affiliates and is not available for direct purchase by members of the public.  The total value and cost of such affiliated investments is disclosed separately in the Statements of Assets and Liabilities, and the associated income and realized gain (loss) are disclosed separately in the Statements of Operations.

The following table details cash management investments in affiliates held at December 31, 2014.  There was no realized gain or loss relating to transactions in these investments during the year ended December 31, 2014.

	JNL Money Market Fund
Fund	Beginning Amortized Cost	Ending Amortized Cost	Dividend Income
JNL/PPM America Low Duration Bond Fund	$10,913,042	$23,606,728	$1,670
JNL/PPM America Total Return Fund	30,643,344	27,883,831	4,563

NOTE 8.  BORROWING ARRANGEMENTS

The Trust entered into a Syndicated Credit Agreement (“SCA”) with a group of lenders.  The Funds participate in the SCA with other funds managed by JNAM and Curian in a credit facility which is available solely to finance shareholder redemptions or for other temporary or emergency purposes.  Effective June 6, 2014, the Funds may borrow up to the lesser of $450,000,000, the amount available under the facility; the limits set for borrowing by the Funds’ prospectuses and the 1940 Act; or an amount prescribed within the SCA.  Prior to June 6, 2014, the amount available under the facility was $300,000,000.  Also effective June 6, 2014, JNL/PPM America Low Duration Bond Fund was added to the SCA.  Prior to this date, the Fund did not participate in the SCA.  Interest on borrowings is payable at the Federal Funds Rate plus the amount by which the one month London Interbank Offer Rate (“LIBOR”) exceeds the Federal Funds rate plus 1.00% on an annualized basis.  The Funds pay an annual fee of 0.075% of the available commitments and an annual administration fee to JPM Chase.  These expenses are allocated to the participating Funds based on each Fund’s net assets as a percentage of the participating Funds’ total net assets and are included in other expenses in each Fund’s Statement of Operations.  No amounts were borrowed under the facility during the year.

NOTE 9.  INCOME TAX MATTERS

Each Fund is a separate taxpayer for federal income tax purposes.  Each Fund intends to qualify as a regulated investment company (“RIC”) and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.  Therefore, no federal income tax provision is required.  Under current tax law, interest, dividends and capital gains paid by the Funds are not currently taxable to shareholders when left to accumulate within a variable annuity contract or variable life insurance policies.

The following information is presented on an income tax basis.  Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions.  Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment.  Temporary differences do not require reclassification.  Permanent differences may include but are not limited to the following: expired capital loss carryforwards, paydown reclassifications, non-deductible offering costs and distribution adjustments.  These reclassifications have no impact on net assets.

	Net Increase (Decrease)
	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
JNL/PPM America Low Duration Bond Fund	$294,568	$(294,568)	$—
JNL/PPM America Total Return Fund	755,844	(755,844)	—
JNL Money Market Fund	(49,528)	49,528	—

At December 31, 2014, the Funds did not have any capital loss carryovers for U.S. federal income tax purposes.

JNL Investors Series Trust

Notes to Financial Statements

December 31, 2014

At December 31, 2014, JNL/PPM America Low Duration Bond Fund elected to defer $576,281 of capital, currency and/or passive foreign investment company mark-to-market losses realized after October 31, 2014 (“Post-October losses”).

As of December 31, 2014, the cost of investments and the components of net unrealized appreciation/(depreciation) were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
JNL/PPM America Low Duration Bond Fund	$654,971,788	$689,766	$(2,080,567)	$(1,390,801)
JNL/PPM America Total Return Fund	1,137,187,257	24,898,835	(14,945,808)	9,953,027
JNL Money Market Fund	2,003,691,576	—	(4,725)	(4,725)

As of December 31, 2014, the components of distributable taxable earnings for U.S. federal income tax purposes were as follows:

	Undistributed Net Ordinary Income*	Undistributed Net Long-Term Capital Gain	Unrealized Gains (Losses)**	Capital Loss Carryforward
JNL/PPM America Low Duration Bond Fund	$97,602	$—	$(1,971,164)	$—
JNL/PPM America Total Return Fund	25,928,095	—	9,804,501	—
JNL Money Market Fund	34,384	153	(72,873)	—

The tax character of distributions paid during the Funds’ fiscal year ended December 31, 2014 was as follows:

	Net Ordinary Income*	Long-term Capital Gain**
JNL/PPM America Low Duration Bond Fund	$5,837,058	$124,386
JNL/PPM America Total Return Fund	17,982,560	26,643
JNL Money Market Fund	277,579	—

*	Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
**	Unrealized gains (losses) are adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures contracts for federal income tax purposes.

The tax character of distributions paid during the Funds’ fiscal year ended December 31, 2013 was as follows:

	Net Ordinary Income*	Long-term Capital Gain
JNL/PPM America Low Duration Bond Fund	$889,074	$—
JNL/PPM America Total Return Fund	23,379,552	1,501,135
JNL Money Market Fund	239,750	—

*    Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Funds recording a tax expense in the current year.  FASB ASC Topic 740 requires that management evaluate the tax positions taken in returns for 2011, 2012, 2013 and 2014, which remain subject to examination by the Internal Revenue Service and certain other jurisdictions.  Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements during the year ended December 31, 2014.

NOTE 10.  SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued, and has concluded there are no events that require adjustments to the financial statements or disclosure in the notes.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

JNL Investors Series Trust:

We have audited the accompanying statements of assets and liabilities of JNL/PPM America Low Duration Bond Fund, JNL/PPM America Total Return Fund and JNL Money Market Fund (the “Funds”) (series of JNL Investors Series Trust), including the schedules of investments, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for the each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, transfer agents and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2014, the results of their operations, changes in their net assets and the financial highlights for each of the years or periods indicated above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 26, 2015

JNL Investors Series Trust

Additional Disclosures (Unaudited)

December 31, 2014

Disclosure of Fund Expenses.  Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, Rule 12b-1 fees and other operating expenses.  Operating expenses such as these are deducted from each Fund’s gross income and directly reduce the final investment return.  These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio.  The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Expenses Using Actual Fund Return.  This section provides information about the actual account values and actual expenses incurred by the Fund.  Use the information in this section, together with the amount invested, to estimate the expenses paid over the period.  Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return.  This section provides information that can be used to compare each Fund’s costs with those of other mutual funds.  It assumes that the Fund’s expense ratio for the period is unchanged and assumes an annual 5% return before expenses, which is not the Fund’s actual return.  This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid	Account	Account	Annualized	Paid
	Value	Value	Expense	During	Value	Value	Expense	During
	7/1/2014	12/31/2014	Ratios	Period	7/1/2014	12/31/2014	Ratios	Period

JNL/PPM America Low Duration Bond Fund
Class A	$1,000.00	$999.90	0.76%	$3.83	$1,000.00	$1,021.37	0.76%	$3.87
JNL/PPM America Total Return Fund
Class A	1,000.00	1,005.70	0.81	4.09	1,000.00	1,021.12	0.81	4.13
JNL Money Market Fund
Institutional Class	1,000.00	1,000.10	0.19	0.96	1,000.00	1,024.25	0.19	0.97

Expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period).

Quarterly Portfolio Holdings.  The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov.  The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.  It is also available upon request from the registrant by calling the Funds toll-free at 1-866-255-1935.

Proxy Voting Policies and Procedures and Proxy Voting Record.  A description of the Policy of the Funds’ Adviser (and sub-advisers) used to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available (1) without charge, upon request by calling 1-800-392-2909; (2) on Jackson National Life Insurance Company’s or Jackson National Life Insurance Company of New York’s website at www.jackson.com; and (3) on the SEC’s website at www.sec.gov.

TRUSTEES AND OFFICERS OF JNL INVESTORS SERIES TRUST (“TRUST”)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY TRUSTEE
Interested Trustee
Mark D. Nerud (48) (1) 1 Corporate Way Lansing, MI 48951	Trustee (2) (01/2007 to present) President and Chief Executive Officer (12/2006 to present)	118

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Chief Executive Officer of the Adviser (01/2010 to present); President of the Adviser (01/2007 to present); Managing Board Member of Curian Capital, LLC (01/2011 to present) and Curian Clearing LLC (01/2011 to present); Managing Board Member of the Adviser (11/2000 to 11/2003) (01/2007 to 12/2010); President and CEO of other Investment Companies advised by the Adviser (12/2006 to present); President and Chief Executive Officer of other Investment Companies advised by Curian Capital, LLC (08/2014 to present); Vice President — Fund Accounting & Administration of Jackson National Life Insurance Company (01/2000 to 12/2009)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS:  None

Independent Trustees
Michael Bouchard (58) 1 Corporate Way Lansing, MI 48951	Trustee (2) (12/2003 to present)	118

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Sheriff, Oakland County, Michigan (01/1999 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS:  None

Ellen Carnahan (59) 1 Corporate Way Lansing, MI 48951	Trustee (2) (12/2013 to present)	118

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Principal, Machrie Enterprises LLC (07/07 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS:

Director, Integrys Energy Group (05/2003 to present); Governance Committee Member and Chair, Integrys Energy Group (05/2010 to 05/2013); Finance Committee Member, Integrys Energy Group (05/2003 to 2012); Audit Committee Member, Integrys Energy Group (12/2003 to present); Environmental Committee Member, Integrys Energy Group (05/2013 to present)

William J. Crowley, Jr. (69) 1 Corporate Way Lansing, MI 48951	Chair of the Board (3) (01/2014 to present) Trustee (2) (1/2007 to present)	118

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Board Member of various corporate boards (see below) (2002 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS:

Director of Alpha Natural Resources (07/2009 to present); Director of Foundation Coal Holdings, Inc. (from 12/2004 until 07/2009 when the company was acquired); Director of Provident Bankshares Corporation (05/2003 until 05/2009 when the company was acquired)

Michelle Engler (56) 1 Corporate Way Lansing, MI 48951	Chair of the Board (3) (01/2011 to 12/2013) Trustee (2) (12/2003 to present)	118

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Attorney (1983 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS:

Director of Federal Home Loan Mortgage Corporation (2001 to 09/2008)

TRUSTEES AND OFFICERS OF JNL INVESTORS SERIES TRUST (“TRUST”)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY TRUSTEE
Independent Trustees
John Gillespie (61) 1 Corporate Way Lansing, MI 48951	Trustee (2) (12/2013 to present)	118

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Investor, Business Writer and Advisor (2006 to present); Entrepreneur-in-Residence, UCLA Office of Intellectual Property (2013 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS:  None

Richard McLellan (72) 1 Corporate Way Lansing, MI 48951	Trustee (2) (12/1994 to present)	118

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Attorney (2010 to present); Adjunct Associate Professor, Michigan State University (2008 to present); Senior Counsel, Dykema Gossett PLLC (2007 to 2009)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS:

Member of the Board of Directors of ITC Holdings Corp. (11/2007 to 08/2012)

William R. Rybak (63) 1 Corporate Way Lansing, MI 48951	Trustee (2) (1/2007 to present)	118

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Board Member of various corporate boards (see below) (2002 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS:

Member of the Board of Directors of Christian Brothers Investment Services, Inc. (2010 to present); Chair of Audit Committee of Christian Brothers Investment Services, Inc. (2012 to present); Member of the Board of Trustees of Lewis University (10/2012 to present), Chairman of the Board of Trustees of Lewis University (1982 to 2009) and Chair Emeritus (2009 to present); Member of the Board of Directors of Howe Barnes Hoefer Arnett (2001 to 03/2011); Member of the Boards of each of the Calamos Mutual Funds (2002 to present); Chair of Governance Committee, each of the Calamos Mutual Funds (2004 to present); Member of the Board of Directors of The PrivateBancorp (2003 to present); Chair of Audit Committee of The PrivateBancorp (05/2013 to present); Chair of Business Risk Committee of the PrivateBancorp (2009 to 05/2013)

Edward Wood (58) 1 Corporate Way Lansing, MI 48951	Trustee (2) (12/2013 to present)	118

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Chief Operating Officer, McDonnell Investment Management, LLC (08/2010 to present); Managing Director, Morgan Stanley Investment Management (06/2010 to 01/2011); President & Principal Executive Officer of the Van Kampen Funds, Van Kampen/Morgan Stanley (12/2008 to 05/2010; Chief Administrative Officer, Van Kampen Investments (01/2008 to 05/2010); Chief Operating Officer, Van Kampen Funds Inc. (01/2008 to 05/2010)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS:  None

Patricia A. Woodworth (59) 1 Corporate Way Lansing, MI 48951	Trustee (2) (01/2007 to present)	118

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President, Chief Financial Officer and Chief Operating Officer, The J. Paul Getty Trust (12/2007 to present)

OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS:  None

(1)	Mr. Nerud is an “interested person” of the Trust due to his position with Jackson National Asset Management, LLC, the Adviser.
(2)	The interested and independent Trustees are elected to serve for an indefinite term.
(3)

Beginning January 1, 2011, the Chairperson shall serve as Chairperson for no more than three consecutive years and may not be re-elected as Chairperson until at least one year has elapsed since the end of the Chairperson’s term.  Chairperson Crowley’s term will lapse at the end of 2016.

TRUSTEES AND OFFICERS OF JNL INVESTORS SERIES TRUST (“TRUST”)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)
Officers
Danielle A. Bergandine (34) 1 Corporate Way Lansing, MI 48951	Anti-Money Laundering Officer (06/2009 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Compliance Analyst of the Adviser (6/2009 to present); Anti-Money Laundering Officer of other Investment Companies advised by Curian Capital, LLC (10/2011 to present)

Karen J. Buiter (49) 1 Corporate Way Lansing, MI 48951	Assistant Treasurer (12/2008 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President — Financial Reporting of the Adviser (07/2011 to present); Assistant Vice President — Financial Reporting of the Adviser (04/2008 to 06/2011); Assistant Treasurer of other Investment Companies advised by the Adviser (12/2008 to present); Assistant Treasurer of other Investment Companies advised by Curian Capital, LLC (11/2010 to present)

Kelly L. Crosser (42) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (09/2007 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Assistant Secretary of other Investment Companies advised by the Adviser (09/2007 to present); Assistant Secretary of other Investment Companies advised by Curian Capital, LLC (11/2010 to present); Senior Compliance Analyst of Jackson National Life Insurance Company (04/2007 to 12/2013); Manager, Jackson National Life Insurance Company (12/2013 to present)

Steven J. Fredricks (44) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (01/2005 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Chief Compliance Officer of the Adviser and other Investment Companies advised by the Adviser (01/2005 to present); Chief Compliance Officer of other Investment Companies advised by Curian Capital, LLC (10/2011 to 05/2012)

William Harding (40) 1 Corporate Way Lansing, MI 48951	Vice President (11/2012 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Vice President and Chief Investment Officer of the Adviser (07/2014 to present); Vice President of the Adviser (10/2012 to 06/2014); Vice President of Curian Capital, LLC (02/2013 to present);Vice President of other Investment Companies advised by the Adviser (11/2012 to present); Vice President of other Investment Companies advised by Curian Capital, LLC (05/2014 to present); Head of Manager Research, Morningstar Associates (08/2011 to 10/2012); Director of Research, Morningstar Investment Services (01/2007 to 08/2011)

Daniel W. Koors (44) 1 Corporate Way Lansing, MI 48951	Vice President (12/2006 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Vice President of the Adviser (01/2009 to present) and Chief Operating Officer of the Adviser (04/2011 to present); Chief Financial Officer of the Adviser (01/2007 to 04/2011); Treasurer and Chief Financial Officer of the Trust (12/2006 to 11/2011); Treasurer and Chief Financial Officer (Principal Financial Officer) of other Investment Companies advised by Curian Capital, LLC (11/2010 to present); Vice President of the Adviser (01/2007 to 12/2008); Vice President of other Investment Companies advised by the Adviser (12/2006 to present); Treasurer and Chief Financial Officer of other Investment Companies advised by the Adviser (12/2006 to 11/2011)

TRUSTEES AND OFFICERS OF JNL INVESTORS SERIES TRUST (“TRUST”)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH TRUST (LENGTH OF TIME SERVED)
Officers
Kristen K. Leeman (39) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (08/2012 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Assistant Secretary of other Investment Companies advised by the Adviser (06/2012 to present); Regulatory Analyst of Jackson National Life Insurance Company (2/2014 to present); Senior Paralegal of Jackson National Life Insurance Company (03/2006 to 01/2014)

Gerard A. M. Oprins (55) 1 Corporate Way Lansing, MI 48951	Vice President (06/2012 to present) Treasurer and Chief Financial Officer (11/2011 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Vice President and Chief Financial Officer of the Adviser (04/2011 to present); Vice President of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (03/2012 to present); Business Consultant (2009 to 03/2011)

Michael Piszczek (57) 1 Corporate Way Lansing, MI 48951	Vice President (11/2007 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President — Tax of the Adviser (07/2011 to present); Assistant Vice President — Tax of the Adviser (11/2007 to 06/2011); Vice President of other Investment Companies advised by the Adviser (11/2007 to present); Vice President of other Investment Companies advised by Curian Capital, LLC (11/2010 to present)

Susan S. Rhee (43) 1 Corporate Way Lansing, MI 48951	Vice President, Counsel and Secretary (02/2004 to present)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Vice President and General Counsel of the Adviser (01/2010 to present); Chief Legal Officer (07/2004 to 12/2009) and Secretary (11/2000 to present) of the Adviser; Vice President, Counsel (Chief Legal Officer) and Secretary of other Investment Companies advised by Curian Capital, LLC (11/2010 to present); Vice President, Counsel, and Secretary of other Investment Companies advised by the Adviser (02/2004 to present)

You can obtain a copy of the current Statement of Additional Information or the most recent Annual or Semi Annual Reports without charge, by calling 1-800-392-3909, or writing the JNL Investors Series Trust Service Center, 225 W. Wacker Drive, Suite 1200, Chicago, IL 60606.

TRUSTEES AND OFFICERS OF JNL INVESTORS SERIES TRUST (“TRUST”)

The interested Trustee and the Officers of the Trust or the Adviser do not receive any compensation from the Trust for their services as Trustees or Officers.  The following persons, who are independent Trustees of the Trust, received from the Trust the compensation amounts indicated for the services as such for the 12-month period ended December 31, 2014:

TRUSTEE	AGGREGATE COMPENSATION FROM THE TRUST(1)	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE TRUST AND FUND COMPLEX
Michael Bouchard	$5,872	$0	$0	$230,000
Ellen Carnahan	$5,808	$0	$0	$227,500	(3)
William J. Crowley, Jr. (2)	$6,766	$0	$0	$265,000	(4)
Michelle Engler	$5,553	$0	$0	$217,500
John Gillespie	$5,489	$0	$0	$215,000	(5)
Richard McLellan	$5,617	$0	$0	$220,000
William R. Rybak	$6,064	$0	$0	$237,500
Edward Wood	$5,808	$0	$0	$227,500	(6)
Patricia Woodworth	$5,489	$0	$0	$215,000

(1)                  The fees paid to the independent Trustees are paid for combined service on the Boards of the Trust, JNL Series Trust, JNL Variable Fund LLC, and JNL Strategic Income Fund LLC (the “Fund Complex”).  The fees are allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets.  The total fees to all the independent Trustees is $2,055,000.

(2)                  Mr. Crowley is an ex officio member of the Governance Committee.  Therefore, he does not receive any compensation as a member of the Governance Committee.

(3)                  Amount includes $113,750 deferred by Ms. Carnahan.

(4)                  Amount includes $212,000 deferred by Mr. Crowley.

(5)                  Amount includes $25,625 deferred by Mr. Gillespie.

(6)                  Amount includes $227,500 deferred by Mr. Wood.

JNL INVESTORS SERIES TRUST

(THE “TRUST”)

APPROVAL OF THE TRUST’S

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of the Trust (“Board”) oversees the management of the Trust and its separate Funds (each a “Fund” and collectively the “Funds”) and, as required by law, determines annually whether to approve the Trust’s advisory agreement (“Advisory Agreement”) with Jackson National Asset Management, LLC (“JNAM”) and each Fund’s Sub-Adviser(s) (“Sub-Advisory Agreements” and, collectively with the Advisory Agreement, the “Agreements”).

At meetings on May 12, 2014, June 2-4, 2014 and August 25-27, 2014, the Board, including all of the independent trustees, who are not interested persons of the Funds (as defined in the Investment Company Act of 1940, as amended) (“Independent Trustees”) considered information relating to the continuation of these Agreements.  In advance of the meetings, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreements.  The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration.  At the conclusion of the Board’s discussion, the Board approved the Agreements through September 30, 2015.

In reviewing the Agreements and considering the information, the Board was advised by outside independent legal counsel.  The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services to be provided, (2) the investment performance of each Fund, (3) cost of services of each Fund, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as each Fund grows, and (6) other benefits that may accrue to JNAM or each Sub-Adviser through its relationship with the Trust.  In its deliberations, the Board, in exercising its business judgment did not identify any single factor that alone was responsible for the Board’s decision to approve the Agreements.

Before approving the Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and the terms of the Agreements.  Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the Agreements are in the best interests of the shareholders of the applicable Fund.  In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services to be provided by JNAM and the Sub-Advisers.

For each Fund, the Board considered the services to be provided by JNAM, including but not limited to the oversight of the Sub-Advisers pursuant to the “Manager of Managers” exemption, as well as the provision of recordkeeping and compliance services to the Funds.  The Board also took into account that JNAM would monitor the performance of the various organizations that would provide services to the Funds, including the Funds’ distributor, transfer agent, and custodian.  With respect to JNAM’s oversight of the Sub-Advisers, the Board noted that JNAM would be responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the existing Sub-Advisers.  The Board also considered the investment sub-advisory services to be provided by each Sub-Adviser.  The Board noted JNAM’s evaluation of the Sub-Advisers, as well as JNAM’s recommendations, based on its review of the Sub-Advisers, to approve the Sub-Advisory Agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of JNAM’s senior management that would be responsible for oversight of the Funds and each Sub-Adviser, and also reviewed the qualifications, backgrounds and responsibilities of the Sub-Advisers’ portfolio managers who would be responsible for the day-to-day management of each Fund.  The Board reviewed information pertaining to JNAM’s and each Sub-Adviser’s organizational structure, senior management, financial stability, investment operations, and other relevant information pertaining to both JNAM and each Sub-Adviser. The Board considered compliance reports about JNAM and the Sub-Advisers from the Funds’ Chief Compliance Officer.

Based on the foregoing, the Board concluded that (i) each Fund is likely to continue to benefit from the nature, extent and quality of the services to be provided by JNAM under the Advisory Agreement and (ii) each Fund is likely to benefit from the nature, extent and quality of the services to be provided by each Sub-Adviser under the applicable Sub-Advisory Agreement.

Investment Performance of the Funds

The Board considered the performance of each Fund as described in quarterly reports prepared by JNAM.  The Board noted that JNAM reviews with the Board on a quarterly basis detailed information about each Fund’s performance results and investment strategies.  The Board also considered the performance of each Fund, including how the Fund performed versus the average performance of a group of comparable funds (“peer group”) selected by an independent data service and how the Fund performed versus its primary benchmark index (“benchmark”).  The performance reviewed by the Board was for periods ended on December 31, 2013 (unless otherwise noted).  When available, the Board considered one-, three-, five-, and ten-year performance.

JNL Money Market Fund.  The Board considered that, while the Fund underperformed its benchmark for all periods, this is due mostly to low Treasury yields.  The Board further considered that the Adviser is waiving a portion of its advisory fee to attain a positive total return for the Fund.  The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PPM America Total Return Fund.  The Board considered that the Fund outperformed its benchmark and the peer group for the one-, three- and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PPM America Low Duration Bond Fund.  The Board took into account that the Fund had less than one year of performance data available and considered that the Fund commenced operations in September 2013.  The Board noted, therefore, that it would be prudent to allow the team more time to develop its long-term performance record with the Fund.  The Board concluded that it would be in the best interest of the Fund and its shareholders to approve the Agreements.

Costs of Services

The Board reviewed the fees to be paid to JNAM and each Fund’s Sub-Adviser.  For each Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by each Sub-Adviser to similar clients, if any.  The Board also noted that JNAM does not manage any institutional accounts with which the Funds’ fees could be compared.  Using information provided by an independent data service, the Board evaluated each Fund’s advisory fees compared to the average advisory fees for other funds similar in size, character and investment strategy (the “peer group”).  While the Board also considered each Fund’s sub-advisory fee and compared that to the average sub-advisory fee of the peer group, the Board noted that each Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on a Fund’s total expense ratio.

Further detail considered by the Board regarding the advisory and sub-advisory fees of each Fund is set forth below:

JNL Money Market Fund.  The Board considered that the Fund’s sub-advisory fee is lower than the peer group average as is the Fund’s total expense ratio (though its advisory fee is higher).  The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/PPM America Total Return Fund.  The Board considered that the Fund’s advisory fee is two basis points higher than the peer group average and the sub-advisory fee is equal to the peer group average.  The Board noted that the Fund’s total expense ratio is lower than the peer group average.  The Board concluded that the advisory and sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services provided.

JNL/PPM America Low Duration Bond Fund.  The Board considered that the advisory fee is one basis point higher than the peer group average and the sub-advisory fee is three basis points higher than the peer group average.  The Board also noted that the total expense ratio was below that of the peer group average. The Board concluded that the advisory fees and sub-advisory fees are in the best interests of the Fund and its potential shareholders in light of the services to be provided.

Economies of Scale

The Board considered whether each Fund’s proposed advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders.  Based on information provided by JNAM, the Board noted that the fee arrangement for each Fund contains breakpoints that decrease the fee rate as assets increase.  The Board concluded that the advisory fees in some measure share economies of scale with shareholders.

Other Benefits to JNAM and the Sub-Advisers

In evaluating the benefits that may accrue to JNAM through its relationship with the Funds, the Board noted that JNAM and certain of its affiliates would serve the Funds in various capacities, including as adviser, administrator, transfer agent and distributor, and receive compensation from the Funds in connection with providing services to the Funds.  The Board noted that each service to be provided to the Funds by JNAM or one of its affiliates would be pursuant to a written agreement, which the Board would evaluate periodically as required by law.  The Board also noted that certain Sub-Advisers would pay for portions of meetings organized by the Funds’ distributor to educate wholesalers about the Fund(s) that each of those Sub-Advisers manage.  The Board considered JNAM’s assertion that those meetings would not yield a profit to the Funds’ distributor, Sub-Advisers would not be required to participate in the meetings and recommendations to hire or fire Sub-Advisers would not be influenced by a Sub-Adviser’s willingness to participate in the meetings.  In addition, certain affiliates of the Sub-Advisers participate in the sale of funds or insurance contracts and are compensated by the Funds’ distributor for its activities, in addition to payments for marketing and conferences.  The Board reviewed the monetary values of these transactions.  Lastly, certain affiliates of JNAM may receive benefits under the federal income tax laws with respect to tax deductions and credits.

In evaluating the benefits that may accrue to the Sub-Advisers through their relationship with the Fund(s), the Board noted that each Sub-Adviser may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Funds’ assets and may also develop additional investment advisory business with JNAM, the Funds or other clients of the sub-adviser as a result of its relationship with the Fund(s).

ANNUAL REPORT

December 31, 2014

• JNL® Investors Series Trust

This report is for the general information of qualified and non-qualified plan participants, as well as contract/policyowners of the PerspectiveSM, Perspective II®, Perspective AdvisorsSM, Perspective Advisors IISM, PerspectiveSM L Series, CuriangardSM, Perspective AdvantageSM, Perspective Focus®, Perspective Investor VUL®, Ultimate Investor® VUL, Jackson AdvisorSM VUL, Defined Strategies®, Fifth Third Perspective, Retirement Latitudes®, Perspective (New York), Perspective II (New York), Perspective Advisors II (New York), Perspective L Series (New York), Curiangard (New York), Perspective Advisors (New York), Perspective Focus (New York) and Perspective Investor VUL (New York). Not all the portfolios are available in all of the products. Jackson® is the marketing name for Jackson National Life Insurance Company® (Home Office: Lansing, Michigan) and Jackson National Life Insurance Company of New York® (Home Office: Purchase, New York).

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There were no substantive amendments or any waivers to this code of ethics during the period covered by this report.  A copy of this code of ethics is filed as exhibit 12(a)(1) to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant has named William R. Rybak as an Audit Committee financial expert serving on its Audit Committee.  William R. Rybak is not an “interested person” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended, and is considered “independent” for purposes of this Item.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.”  Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation.  Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4.  Principal Accountant Fees and Services.

(a)-(d)

In accordance with the terms of the Trust’s Amended and Restated Administration Agreement dated December 15, 2006, for the JNL Money Market Fund, JNAM, the Fund’s administrator, was responsible for the payment of all expenses associated with the annual audit and other required services of the independent registered public accounting firm, and all expenses associated with the preparation and filing of the tax returns.

KPMG LLP (“KPMG”) was appointed by the Board of Trustees as the independent registered public accounting firm of the registrant for the fiscal years ended December 31, 2013 and December 31, 2014.  The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by KPMG

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2013	$39,306	$0	$11,957	$0
2014	$45,499	$0	$11,750	$0

The above Tax Fees for 2013 and 2014 are the aggregate fees billed for professional services by KPMG to the registrant for tax compliance, tax advice, and tax return review.

Fees for Services Rendered to Adviser Entities by KPMG

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2013	$128,954	$10,000	$0
2014	$134,017	$10,500	0

The above Audit-Related Fees are the aggregate fees billed to Adviser Entities for the performance of an attestation on the suitability of design and operating effectiveness of control pursuant to Statement on Standards for Attestation Engagements No. 16 of the registrant’s adviser and administrator and an audit of a non-registered affiliated investment company.

The above Tax Fees for 2013 and 2014 are the aggregate fees billed for professional services by KPMG to Adviser Entities for tax compliance, tax advice, and tax return review.

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors’ independence.  The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established Funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing Funds.

(e)(2) 0%

(f) Not applicable.

(g) As detailed in the tables above, the aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2013, was $150,911.  As detailed in the tables above, the aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2014 was $156,267.

(h) For the fiscal years ended December 31, 2013 and December 31, 2014, the Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, and concluded that such services were compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)  Included as a part of the report to shareholders filed under Item 1.

(b)  Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11.  Controls and Procedures.

(a)                                 The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission.  Such information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant’s management, including the registrant’s principal executive officer and the registrant’s principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures.  Based on such evaluation, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting.  There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 12.  Exhibits.

(a)	(1) Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (as defined in Item 2(b) of Form N-CSR) is attached hereto.
(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.
(3) Not applicable.

(b)	The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JNL Investors Series Trust

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 9, 2015

By:	/s/ Gerard A.M. Oprins
Gerard A.M. Oprins
Principal Financial Officer

Date:	March 9, 2015

EXHIBIT LIST

Exhibit 12(a)(1)	Registrant’s Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Exhibit 12(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 12(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.